EXHIBIT 10.2

AUTODESK (DISCREET) AUTHORIZED CHANNEL PARTNER AGREEMENT

(United States)

This Autodesk (Discreet) Authorized Value Added Reseller (Channel Partner) Agreement (“VAR Agreement”), effective on February 1, 2005 (“Effective Date”) is made between Autodesk, Inc., a Delaware corporation (“Autodesk”), and Value Added Reseller (“VAR”) as set forth below:

Avatech Solutions Subsidiary, Inc.

10715 Red Run Blvd, Suite 101

Owings Mills, MD 21117

FAX: 410-581-8088

0070001471,0070001091,0070001359 &0070000270

1. Definitions

1.1 “Authorized Location” means each physical location as identified in Exhibit(s) A where VAR is authorized to market and. distribute Authorized Products to End Users and offer support thereto, as identified in the Product Requirements Chart covering each such Authorized Product(s).

1.2 “Authorized Product(s)” means the Autodesk software product(s) in object code form and accompanying documentation, including Discreet Products, Vertical Products and Horizontal Products, Subscriptions, Updates, Bug Fixes or Enhancements thereto which (a) VAR has procured directly from Autodesk or from an Distribution Partner in accordance with this VAR Agreement if made available by Autodesk for purchase by VARs, and (b) VAR is authorized to market to End Users only in accordance with the Product Requirements Chart and Exhibit(s) A which correspond to such Authorized Product(s).

1.3 “Authorized Territory” means the geographical area of the United States identified in Exhibit(s) A within which VAR is authorized to market and distribute Authorized Products to End Users and offer support thereto corresponding to such Product Requirements Chart.

1.4 “Channel Partner Policies and Procedures” means the documents posted to OTW, as periodically amended by Autodesk, in its sole discretion that sets forth the policies and procedures to be followed by VAR, which is hereby incorporated by reference.

1.5 “Co-operative Marketing Funds” or “Co-op” means funds provided by Autodesk which are made available to VAR for promotion of Authorized Products, under the terms of this VAR Agreement.

1.6 “Co-op Guide” means the document separately published by Autodesk that sets forth the requirements for obtaining Co-op.

1.7 “Dedicated” means that each qualified employee only sells or supports a single Vertical Product in addition to the Horizontal Products.

1.8 “Direct Customer(s)” means any End User to whom Autodesk sells Autodesk software products directly. Direct Customers include all named accounts, Autodesk Store customers and all state, local and federal government End Users.

1.9 “Distribution Partner” means any entity currently authorized in writing by Autodesk to distribute Authorized Products to third parties other than End Users.

1.10 “Discreet Products” shall mean 3ds max, mental ray, combustion for Windows or Macintosh and any other Discreet products that Discreet may designate in its sole and absolute discretion during the Term.

1.11 “Earnbacks” means credits that VAR may receive, under the terms of this VAR Agreement, upon the achievement of VAR’s Target.

1.12 “End User” means a customer of Autodesk who has acquired a license for one or more Authorized Products from VAR for the personal or business use of such customer and not for transfer or resale.

1.13 “End User License” means the then-current license agreement shipped with, incorporated in, or made available by download with each Authorized Product(s), which sets forth the terms and conditions under which an End User may use such product(s).

1.14 “End User Records” means the records maintained by VAR that show, at minimum, the name and address of each End User to whom VAR has sold the Authorized Product(s).

1.15 “Extensions” means a license to use a modular addition to a Software Program incorporating corrections or enhancements under the Autodesk Subscription Program which supplement and enhance that Software Program.

1.16 “Government Reseller” means the partner(s) Autodesk contracts with to administer marketing and sales to qualifying government customers.

1.17 “Horizontal Products” means AutoCAD, Autodesk VIZ, Autodesk Raster Design, On-Site View and any other Autodesk products as Autodesk may designate in its sole and absolute discretion during the Term.

1.18 “Minimum Purchase Requirement” means the minimum purchase requirements as set forth in the Products Requirement Chart, and/or as set periodically by Autodesk in its sole and absolute discretion, which reflect commercially reasonable quantities necessary for VAR to satisfy its obligations hereunder.

1.19 “One Team Web” or “OTW” means the current partner web site (www.autodesk.com/otw) or any other successor site designated by Autodesk. VAR is required to review OTW at least weekly.

1.20 “Product Requirements Chart” means the Exhibit B to this VAR Agreement which sets forth the terms and conditions under which VAR is authorized to market and support one or more Authorized Products to End Users. The Product Requirements Chart is supplemented by the detailed Product Requirements Sheets available on the OTW. VAR may not market any Authorized Product(s) to End Users until Autodesk has delivered to it a fully executed copy of this VAR Agreement with a completed Exhibit(s) A corresponding to such Authorized Product(s). VAR must continuously meet the requirements set forth in the Product Requirements Chart and the corresponding Products Requirements Sheets for reach Authorized Location in which VAR intends to market and support the Authorized Products. The Product Requirements Chart and each of the Products Requirements Sheets are hereby incorporated into and made part of this VAR Agreement.

1.21 “Qualified” means that each full-time VAR employee (excluding principals owning a controlling interest in the VAR, as determined by Autodesk at its sole reasonable discretion) has passed the appropriate Autodesk exam(s), has attended all mandatory training and continues to maintain the appropriate technical skill and product experience as stated in detail in OTW.

1.22 “Sales Development Fund” or “SDF” means funds provided by Autodesk which are made available to VAR at the time of Authorized Product purchase to facilitate the sale of Authorized Products, under the terms of this VAR Agreement.

1.23 “SDF Guide” means the document separately published by Autodesk that sets forth the requirements for obtaining SDF.

1.24 “Subscription(s)” means at any time during the Term of this Agreement, the current Autodesk program and standard agreement setting forth the terms and conditions entitling an End User to specified product and service benefits related to Autodesk software programs, over a specified period of time.

1.25 “Support Program” means the minimum End User support training, authorization and tracking requirements as set forth in Exhibit F hereto.

1.26 “Target” means the revenue targets set by Autodesk based upon purchases of Authorized Product(s).

1.27 “Term” means the period of time beginning with the Effective Date, and shall continue in effect through midnight on January 31, 2006 when it shall then terminate, unless terminated earlier under the provisions of this VAR Agreement.

1.28 “Updates, Bug Fixes, and Enhancements” collectively shall mean additions or corrections to any Authorized Product(s) which (a) Autodesk designates as a modified or updated version of such Authorized Product(s), and (b) requires the End User to whom it is distributed to have previously licensed the Authorized Product(s) corresponding to such, modified or upgraded version. In no event shall this include an Extension.

1.29 “Value Added Services” shall mean the services, as defined in Section 5.1 below, that VAR must provide to each End User in order to qualify as an VAR.

1.30 “Vertical Products” shall mean Autodesk Map Guide, Autodesk On-Site Enterprise, Mobile Command, Crisis. Command, AutoCAD Mechanical, AutoCAD Electrical, Autodesk Inventor, Autodesk Inventor Series, Autodesk Inventor Professional, Autodesk Vault, Autodesk Productstream, Autodesk Architectural Desktop, Autodesk Building Systems, Autodesk Revit, Autodesk AutoCAD Revit Series, Autodesk Land Desktop, Autodesk Survey, Autodesk Civil 3D, Autodesk Civil 3D Professional, Autodesk Field Survey, Autodesk Map, Autodesk Envision, Autodesk Pre-Plan, Autodesk Pre-Plan Command, CAiCE Visual Survey, CAiCE Visual Roads, CAiCE Visual Survey/Roads, CAiCE Visual Construction, CAiCE Visual Landscape, CAiCE Visual Drainage, CAiCE Visual Bridge, Munsys products, Autodesk Streamline, Buzzsaw and any other Autodesk products that Autodesk may designate in its sole and absolute discretion during the Term.

1.31 “Value Incentive Rebate” or “VIR”: shall mean credits that VAR may receive, under the terms of this VAR Agreement, upon the achievement by VAR of sales targets and customer satisfaction objectives specified by Autodesk.

1.32 All references in this VAR Agreement to the “sale” of or “selling” or “purchase” of Software shall mean the sale or purchase of a license to use such software.

2. Appointment.

2.1 Non-exclusive VAR. Autodesk appoints VARas a non-exclusive reseller (and on occasion a non-exclusive agent) to, during the Term, market, distribute,’ and support only the Authorized Products identified on the. Product Requirements Chart(s) and Exhibit(s) A, solely to End Users within the Authorized Territory, pursuant to an End User License.

2.2 Retention of Rights by Autodesk. Autodesk reserves the unrestricted right (a) to market, distribute, and support any Authorized Product(s) worldwide in any location, including in the VARs Authorized Territory, directly to End Users or through any other channel, including, but not limited to, original equipment manufacturers, Channel Partners, distributors, on-line sales or retail outlets, and (b) to modify, augment, or otherwise change the methods in which Autodesk markets, distributes, or supports any Authorized Product(s), without any liability to VAR. Autodesk hereby gives VAR notice that it has reserved all Direct Customers for direct sales from Autodesk or its designated agents only.

3. Restrictions.

VAR agrees as follows:

3.1 End User License Terms. Upon request, VAR shall make available to End Users the End User License and Subscription program terms and conditions, and advise Autodesk promptly of any known breach of the terms and conditions of these agreements and support Autodesk’s compliance efforts related thereto.

3.2 Not For Resale or NFR Copies of Software Products. VAR shall not disseminate, distribute, or otherwise provide access to any NFR copy of a software product to any third-party. VAR may use NFR product only for demonstration and evaluation purposes and for qualified staff training purposes. NFR versions may not be provided to End Users or other third parties without Autodesk’s written authorization.

3.3 Restrictions. VAR shall not market, distribute, or support any Authorized Product(s) to or for any third party other than an End User. VAR expressly acknowledges and agrees that VAR is not a Distribution Partner and further acknowledges and agrees that the distribution rights granted under Section 2 may not be construed so as to allow VAR to market or distribute Authorized Products to any person or entity other than an End User. This restriction notwithstanding, VAR may permit the financing of any Authorized Products by an End User through a financial institution approved by Autodesk. Such financing shall be restricted to a loan arrangement or permitting an End User to enter into a buy-out lease, provided; however, such financial institution shall not be an End User and shall have no rights to such product as a licensee thereof. In any event, this consent shall not be construed to permit short-term rental of Authorized Products.

3.4 Agency Authorization. This VAR Agreement allows VAR to act as Autodesk’s non-exclusive agent to assist with sales activities to Direct Customers at Autodesk’s sole discretion. Unless otherwise directed by Autodesk in writing, VAR may only engage in sales activities for Authorized Products to such Direct Customers as Autodesk’s agent and may not sell Authorized Products from its commercial inventory to Direct Customers. Failure to comply with the foregoing shall subject VAR to termination. In the event Autodesk allows any Direct Customer to make periodic payments on any sale for which VAR is eligible to receive an agency commission, any such agency commission so paid shall be made ratably on a periodic schedule commensurate with the customer pay schedule and only if (i) Autodesk actually collects from the customer on the amount(s) due in each instance and (ii) if VAR remains an authorized reseller of Autodesk products at such time.

(a) Strategic Accounts. From time to time Autodesk may allow VAR to act as its non-exclusive agent in sales to Autodesk Strategic Account Customers, for the delivery and support of Autodesk products for which VAR has a current authorization. VAR may receive a commission based on receipt and approval by Autodesk of all supporting documentation from VAR evidencing its performance of Value Added Services to the respective strategic account as specified in the Channel Partner Policies and Procedures.

(b) Government VAR may receive a commission on orders placed with Autodesk designated Government Resellers by government End Users provided that VAR fulfills the obligations related to the applicable Government agency programs as specified on the Channel Partner Policies and Procedures and/or applicable addendum to this Agreement. Autodesk may change designated Government Resellers and the foregoing programs at any time and at its sole discretion subject only to a thirty (30) days written notice to VAR. To receive a commission, Autodesk may require VAR provide supporting documentation to Autodesk evidencing its performance of Value Added Services and other obligations for government End Users.

(c) Collaboration. VAR may receive a commission on orders placed with Autodesk by End Users for qualifying Autodesk Collaboration Solutions provided that VAR fulfills the obligations related to the applicable Autodesk Collaboration Solutions agency programs as specified on the Channel Partner Policies and Procedures and/or applicable addendum to this Agreement. To receive a commission, Autodesk may require VAR provide supporting documentation to Autodesk evidencing its predominance of Value Added Services and other obligations for Collaboration Solutions End Users.

(d) Consulting Services. VAR may receive a commission on orders placed with Autodesk by End Users for qualifying Autodesk Consulting Services provided that VAR fulfills the obligations related to the applicable Autodesk Consulting Services Agency programs as specified on the Channel Partner Policies and Procedures and/or applicable addendum to this Agreement. To receive a commission, Autodesk may require VAR provide supporting documentation to Autodesk evidencing its performance of Value Added Services and other obligations for Autodesk Consulting Services’ End Users.

(e) Online Store. From time to time Autodesk may allow VAR to act as its non-exclusive agent in sales to Autodesk direct online store customers, for the pre and post sale support of Autodesk products in VAR’s territory for software products for which VAR is currently authorized. VAR may receive a commission based on receipt and approvals by Autodesk of all back up documentation from VAR evidencing its performance of Value Added Services to the respective End User.

3.5 License Acquisition Limitation. VAR shall not purchase, license or otherwise acquire or attempt to acquire licenses for Authorized Products from (i) an End User, (ii) an agent acting on behalf of an End User, or (iii) any person or party other than Autodesk or an Authorized Distribution Partner.

3.6 Unauthorized Acquisition. VAR shall not attempt to upgrade, exchange, or otherwise procure an economic benefit from any Authorized Product(s) purchased, licensed, or otherwise acquired from (i) an End User, (ii) an agent acting on behalf of an End User, or (iii) any person or party other than Autodesk or an Authorized Distribution Partner.

3.7 No Mischaracterization. VAR shall not attempt to mischaracterize an Update, Bug Fix, Enhancement, or Extension as a stand-alone, fully paid-up license to the corresponding Authorized Product(s) for the purpose of attempting to upgrade, exchange, or otherwise procure an economic benefit from such Update, Bug Fix, Enhancement, or Extension.

3.8 Export Limitations. VAR shall not market, distribute, or support any Authorized Product(s) (i) to any entity purporting to be an End User but which is either known to VAR or known to Autodesk and communicated to VAR to have the intent to, or have attempted to, sublicense such Authorized Product(s) to bona fide End Users or other third parties, or (ii) to any End User or other third party who intends to export the Authorized Products, without written authorization from Autodesk.

3.9 Territory Limitations. VAR shall not attempt to market or distribute Authorized Product(s) other than from the Authorized Location and in the Authorized Territory as outlined in Exhibit(s) A, unless authorized by Autodesk in writing. Any advertising, including but not limited to, trade magazine and web based advertising, which may be seen by customers outside of VAR’s Authorized Territory, must contain a disclaimer notifying such customers that VAR may not sell to customers outside of VAR’s Authorized Territory. VAR shall refrain from marketing or promoting, in any manner, brokering or attempting to broker, solicit or arrange for the sale of any Authorized Product(s) other than the Authorized Product(s) for which VAR has been approved in Exhibit( s) A.

3.10 Remedy for Violation. In addition to all other remedies available to Autodesk at law or in equity or this VAR Agreement, including termination, in the event that VAR violates any of the provisions of this subsection 3 or the Channel Partner Policies and Procedures, VAR shall pay to Autodesk, as liquidated damages and not as a penalty, an amount equal to the difference between the then-current Autodesk suggested retail price and the price VAR actually paid for the Autodesk software product used, procured or distributed in contravention of this Section 3 or the sum of $500.00 for each copy of the Autodesk software product used, procured or distributed in contravention of this Section 3, whichever is greater. Additionally, VAR shall not be eligible for Co-op for, at minimum, the remainder of the Autodesk fiscal quarter in which the violation occurred (or the remainder of the Autodesk fiscal quarter in which Autodesk learned of such violation by VAR) and the subsequent Autodesk fiscal quarter.

3.11 Modifications to Agreement. Autodesk reserves the right, in its sole and exclusive discretion, to amend, supplement, change or discontinue any part of this VAR Agreement, any exhibits or amendments thereto, on thirty (30) day notice to VAR. The notice may come in the form of an updated posting to OTW.

3.12 Quote Expirations: All VAR’s who submit customer quotes on any sale: (a) to Direct Customers pursuant to this agency authorization, (b) on any Autodesk Subscription Program offering, (c) on any Autodesk support offering, or (d) for any Autodesk services offering must include an expiry date of not more then 30 days from the date of customer quote on such customer quote. If the commercial customer quote includes both software and one of the foregoing then the customer quote must have the prescribed expiry. VAR may adopt an expiry date shorter the thirty days on any customer quote at its discretion.

4. Recovery.

4.1 Agency Commission Recovery. For all agency sale commissions paid pursuant to this VAR Agreement, in the event the commissioned product or service is returned or cancelled for any reason or Autodesk is unable to collect from the End User, Autodesk may recover from the VAR, by means of a deduction from future commissions, that portion of the commission attributable, on a straight-line basis, to: (a) in the case of a product or service with an expiration date, the period from the date of return or cancellation to the date on which the product or service would have expired; or (b) for a product with a perpetual license, the period from the date the product was delivered to VAR by Autodesk to the date the product was returned, assuming a useful life of twenty-four (24) months for the product. In the event such agency commission is paid to VAR pursuant to a revenue authorization obligation, then Autodesk may recover the pro rata portion of such commission which is attributable on a straight-line basis, for the period from the date of termination until the date when the revenue would have been fully recognized.

4.2 Value Incentive Rebate and Earnback Issuance and Recovery. VIR and Earnback credits shall be issued ONLY IF VAR is in compliance with all the terms and conditions of this Agreement. In the event that VAR is not in such compliance at the time such credits should be issued, the credit will not be issued and VAR will forfeit such credits. Forfeited credits are not recoverable. For any credits issued pursuant to this VAR Agreement in the event VAR subsequently fails to timely meet payment requirements for the order(s) supporting such credits, Autodesk reserves the right to recover from VAR any or all such credits.

5. VAR Obligations. VAR agrees to perform all of the following obligations in good faith:

5.1 Value Added Services. VAR is required to provide Value Added Services beyond mere product fulfillment to End Users. Value Added Services include, but are not limited to, a) assessing each End User’s software needs via the telephone or in person, b) providing product demonstrations, c) recommending the appropriate Authorized Product(s) to an End User based upon End User’s needs and d) offering pre and post-sales technical support; all as further described in the Channel Partner Policies and Procedures. VAR shall be required to maintain written records that demonstrate these Value Added Services were offered for each sale of Authorized Products to an End User. Autodesk reserves the right to contact End Users to validate that such Value Added Services were provided and require VAR to provide Autodesk with evidence of Value Added Services upon request.

5.2 Support. At minimum, VAR must offer support services at the level defined by the Support Services Program and outlined in Exhibit F.

5.3 Reporting. VAR shall provide sell through reports, forecasts, inventory reports, and personnel reports pursuant to the Channel Partner Policies and Procedures on a quarterly basis at its own expense and in the format requested by Autodesk. Failure to provide any required report may be considered a breach of this VAR Agreement by Autodesk and shall constitute termination for cause.

5.4 End User Records. As between Autodesk and VAR, Autodesk shall be the exclusive owner of the End User Records and the End User Records shall be treated by VARas Autodesk’s valuable trade secret. VAR may not use the End User Records for any reason except promotion, sale and support of the Authorized Products pursuant to this VAR Agreement without the prior written consent of Autodesk.

5.5 Opt-Out Requirement. In using End User Records for the promotion, sale and support of the Authorized Products pursuant to this VAR Agreement, VAR shall, at minimum, utilize the following; (i) an “unsubscribe” or “opt-out” option on every marketing piece sent to End User regardless of form, (ii) a limitation on marketing contact with End Users to no more frequently than one time per calendar month. Additionally, VAR shall comply with any and all federal, state, county, and local laws, statutes, ordinances, and regulations that are related to privacy, customer data and anything thereto related and shall hereby indemnify Autodesk for any failure of it to do so.

.5.6 Product Requirements Chart. Each Authorized Location of VAR shall continuously comply with the specific requirements (“Product Requirements”) set forth in each Product Requirements Chart (Exhibit B) and the Product Requirement Sheets, as amended by Autodesk from time to time in its sole and absolute discretion.

5.7 Minimum Purchase Requirements. VAR agrees to satisfy all Minimum Purchase Requirements as outlined in Exhibit B.

5.8 Approvals. VAR shall obtain and maintain at its own expense all approvals, consents, permissions, licenses, and other governmental or other third party approvals necessary to enable VAR to market, distribute, and support the software products for which VAR is authorized in accordance with this VAR Agreement. VAR shall comply with all applicable federal, state, county, and local laws, statutes, ordinances, and regulations that apply to the activities of VAR including relevant privacy and piracy laws.

5.9 Marketing Activities. VAR shall use its best efforts to actively market, promote, and distribute, at VAR’s expense, the Authorized Products only within the Authorized Territory under the terms of this VAR Agreement and the applicable Product Requirement Sheet(s), and Channel Partner Policies and Procedures. Upon invitation, at least one senior representative of VAR’s organization, preferably an owner or principal, shall endeavor to attend Autodesk’s annual One Team Conference or similar event.

5.10 Updates, Bug Fixes, and Enhancements. VAR., at its own expense, shall be responsible for distribution and support of any Updates and/or Bug Fixes to any Authorized Product(s) that VAR has sold to an End User promptly after delivery to VAR of such Update or Bug Fix. Autodesk reserves the right to distribute Updates, Bug Fixes, and Enhancements to End Users directly or through alternative channels, including, but not limited to, electronic distribution. VAR shall promptly notify Autodesk of any defect in any Authorized Product(s) which is discovered by or reported to VAR.

5.11 Autodesk Channel Partner Policy and Procedures. VAR shall comply with all terms and conditions of all current Channel Partner Policies and Procedures. Failure to abide by such policies and procedures shall be considered a breach of this VAR Agreement and shall constitute termination for cause. Autodesk reserves the right to modify such policies and procedures at anytime by posting an update to OTW at its sole discretion.

5.12 Fulfillment of Rebate Coupons. From time to time Autodesk may run a promotion whereby End Users may receive a rebate offer for Authorized Products. Autodesk appoints VARas a non-exclusive agent for the fulfillment of rebate claims (“Rebate Claims”) submitted by End Users for the various promotions (“Promotions”). VAR shall pay to an End User who has submitted a Rebate Claim, the specified dollar amount as set forth on the rebate coupon, according to the terms and conditions stated on the rebate coupon. VAR shall only pay End User for Rebate Claims that have been received for the Promotions for which VAR has been authorized by Autodesk. VAR shall pay a rebate to End User only if the rebate coupons have been completely filled out by the End User, if all required documentation is attached, and the Rebate Claim was postmarked or received prior to the expiration date printed on the rebate coupon, unless otherwise instructed by Autodesk. After submission to Autodesk of all required End User documentation by VAR, Autodesk shall credit VAR’s account for the amount of the rebate coupon.

5.13 VAR’s Office. VAR has all equipment, facilities and other resources necessary to perform its obligations under this Agreement, independent of Autodesk. VAR shall maintain an office within a commercial facility for each authorized location that is suitable to adequately represent Authorized Products and reflect a professional image to End Users. VAR shall also maintain a 5-seat training lab capable of running current Authorized Products. Such office and lab may not be a home-office. VAR shall submit to Autodesk, photographs of VAR’s office along with this VAR Agreement. In the event that VAR loses its commercial office or lab, VAR shall have thirty (30) days in which to establish a new office and/or lab as specified above. The establishment of a new office or lab that is more than five miles from VAR’s Authorized location is subject to written approval by Autodesk.

5.14 Updated Financial Statements. VAR shall be required to submit updated financial statements to Autodesk; within five (5) business days following Autodesk’s request during the term of this VAR Agreement.

5.15 Breach of Obligations. In the event that VAR breaches any of the terms under this Section 5, in addition to all other remedies available to Autodesk at law or in equity or pursuant to this VAR Agreement, at Autodesk’s sale discretion, Autodesk may terminate this VAR Agreement.

6. Audit Rights. In addition to Autodesk’s audit rights under Section 5 of this VAR Agreement, Autodesk; in its sole and absolute discretion, may conduct an audit of the financial and other records of VAR for the purpose of validating or augmenting the VAR reports identified above in Section 5 and otherwise ensuring that VAR is complying with the terms of this VAR Agreement. Autodesk shall bear the cost of such audit, unless the audit determines that VAR has underpaid Autodesk by more than five percent (5%) for any Autodesk fiscal quarter OR unless such audit reveals the VAR is not in compliance with this VAR Agreement. In the event of an underpayment by VAR, VAR shall pay to Autodesk the full amount of any underpayment disclosed by such audit, plus interest at the rate of 1.5% per month or the highest rate allowed by law, whichever is lower, within five (5) days of Autodesk’s notification of such underpayment as well as bearing the costs of the audit. In the event a breach of this VAR Agreement is discovered, VAR shall bear the cost of the audit in addition to all other rights Autodesk has under this VAR Agreement, at law or in equity.

6.1 Investigations. From time to time Autodesk shall conduct investigations related to, among other things, alleged piracy and gray market sales. In the event VAR is found to be involved in any activity Autodesk investigates hereunder, in addition to all other rights and remedies available to Autodesk pursuant to this VAR Agreement, at law or in equity, VAR shall reimburse Autodesk for the costs of such investigation.

7. Support. Pursuant to the terms and conditions of this VAR Agreement, VAR will be granted access to all Autodesk self service support tools as made available on the VAR support portal at WWW.autodesk.com (or any other site as designated by Autodesk.) Autodesk reserves the right to distribute Updates, Bug Fixes, and Enhancements to End Users directly or through alternative channels, including, but not limited to, electronic distribution.

8. VAR Purchases

8.1 Purchase of Authorized Products. Unless otherwise designated in an Addendum to this Agreement, VAR may only procure Authorized Products from an Authorized Distribution Partner in accordance with this VAR Agreement, the Authorized Products Requirements Charts and Exhibit(s) A.

8.2 Taxes. As between VAR and Autodesk, VAR shall be responsible for the collection and payment of all federal, state, county, or local taxes, fees, and other charges, including all applicable income and sales taxes, as well as all penalties and r interest, with respect to the Authorized Products.

8.3 Software Product Returns. Autodesk shall post any then-current End User software product returns policies on the OTW or any Autodesk site as designated by Autodesk. Autodesk reserves the right to change, amend or discontinue any End User software product returns policies on thirty (30) day notice.

9. Commissions, Earnbacks, SDF, VIR and Co-op.

9.1 Commissions. VAR may receive a commission for various activities, provided that VAR is authorized to sell such products and VAR complies with all terms and conditions for receiving a commission, as set forth in the then current documentation (including but not limited to the Channel Partner Policies and Procedures, and other relevant information published on OTW). The commission structure is set forth in Exhibit C. Autodesk reserves the right to pay no commissions, or reduced commissions, if VAR fails to adequately perform the required sales, support and marketing activities as set forth in OTW. Autodesk reserves the right in its sole and absolute discretion to change the commission structure upon thirty (30) day notice. Changes to the commission structure shall be posted on OTW. Any commission to be paid to VAR by Autodesk pursuant to this Agreement shall first be credited to VAR’s account with Autodesk.

9.2 Targets and Earnbacks. In the event VAR achieves its quarterly Target, VAR shall be eligible to receive Earnbacks. Earnback percentages shall be posted to OTW. Targets shall be assigned to VAR by Autodesk for each quarter. Target attainment shall be based upon Commercial sales of Authorized Products by VAR to End Users. Please refer to Exhibit D for Earnback Eligibility and payout information. In the event VAR is not in compliance with any material term or condition of this Agreement or earnback eligibility, then such earn back eligibility may be permanently forfeited.

9.3 Co-op. VAR shall be eligible to receive Co-op pursuant to the Autodesk Co-op Guide which shall be distributed separately from this VAR Agreement, but which terms are hereby incorporated by reference. The terms and conditions of Co-op eligibility shall be described in the Co-op Guide and are subject to change at Autodesk’s sole discretion. Failure to comply with the requirements of this Agreement, including the Autodesk Co-op Guide, shall result in the loss or reduction of Co-op for one or more Autodesk fiscal quarters and may result in ineligibility for Co-op program benefits.

9.4 Sales Development Fund. VAR shall be eligible to receive SDF pursuant to Exhibit E hereto and the Autodesk SDF Guide which shall be distributed separately from this VAR Agreement, but which terms. are hereby incorporated by reference. The terms and conditions of SDF eligibility are described in the SDF Guide and subject to change at Autodesk’s sole discretion. Failure to comply with the requirements of this Agreement including the Autodesk SDF Guide may result in VAR’s ineligibility for SDF program benefits.

9.5 Value Incentive Rebate. VAR shall be eligible to receive VIR in the percentage amounts posted to OTW based on VAR’s vm.. target attainment and customer satisfaction ratings each quarter. VIR target attainment shall be based upon commercial sales by VAR to End Users of Authorized Products. Please refer to the Channel Partner Policies and . Procedures for VIR program details, eligibility and payout information. In the event VAR is not in compliance with any material term or condition of this Agreement or the VIR program, then VAR’s eligibility for VIR may be permanently forfeited.

10. Trademarks. During the term of this VAR Agreement, VAR shall have a nonexclusive, nontransferable right to indicate to the public that it is an Authorized VAR and/or a Discreet Authorized Reseller if VAR is authorized for Discreet Products, as well as other program designations specific to Autodesk programs that VAR participates in, and to advertise the Authorized Products within the United States under the trademarks and slogans adopted by Autodesk from time to time (“Trademarks”). VAR’s use of the Trademarks in any literature, promotion, or advertising shall be in accordance with Autodesk guidelines for such usage. VAR shall not contest, oppose, or challenge Autodesk’s ownership of the Trademarks. All representations of Autodesk Trademarks that VAR intends to use shall be exact copies of those used by Autodesk, or shall first be submitted to the appropriate Autodesk personnel for approval of design, color, and other details, such approval shall not be unreasonably withheld. If any of the Autodesk Trademarks are to be used in conjunction with another trademark on or in relation to the Authorized Products, then the Autodesk Trademarks shall be presented equally legibly, equally prominently, but nevertheless separated from the other so that each appears to be a trademark in its own right, distinct from the other mark. All use of the Trademarks shall inure to the sole benefit of Autodesk. Effective upon the termination of this VAR Agreement, VAR shall immediately cease all usage of Autodesk Trademarks.

11. Title and Proprietary Rights. The Authorized Products and other materials included in or incorporated in the Authorized Products and included on an Autodesk web site (collectively the “Materials”) remain at all times the property of Autodesk. VAR acknowledges and agrees that Autodesk holds the copyright to the Materials and, except as expressly provided herein, VAR is not granted any other right or license to patents, copyrights, trade secrets, or trademarks with respect to the Materials. VAR shall take all reasonable measures to protect Autodesk’s proprietary rights in the Materials and shall not copy, use or distribute the Materials, or any derivative thereof, in any manner or for any purpose, except as expressly authorized in this VAR Agreement. VAR shall not disassemble, decompile, or reverse-engineer the Materials, including any Authorized Product(s) source code, or otherwise attempt to discover any Autodesk trade secret or other proprietary information, or hack, impede, change or interfere with any Autodesk web site. VAR acknowledges that Autodesk has an Anti-Piracy Program and VAR agrees to review and follow the Anti-Piracy Program guidelines as published by Autodesk from. time to time. VAR shall notify Autodesk promptly in writing upon its discovery of any unauthorized use of the Authorized Products or infringement of Autodesk’s patent, copyright, trade secret, trademark, or other intellectual property rights. VAR shall not distribute any Authorized Product(s) to any person or entity if VAR is aware that such person or entity may be involved in potential unauthorized use of the Materials or other infringement of Autodesk’s proprietary rights.

12. Customer Data. All customer data, including End User Records, is and shall remain the sole and exclusive property of Autodesk and VAR shall have no right, title or interest in or to such customer data. All customer data is Autodesk confidential information. On occasion and at Autodesk’s sole discretion, VAR may have access to Autodesk’s customer database. VAR’s access to such database shall be limited to customers with which VAR has a pre-existing business relationship. In the event that VAR loses its authorization for any Authorized Product(s), Autodesk reserves the right to provide another Authorized Reseller with access to Autodesk’s customer database for the customers to which VAR can no longer sell such Authorized Product(s). Autodesk does not represent or warrant to VAR that the information in Autodesk’s customer database is current, correct or complete and Autodesk shall have no liability to VAR for any information contained in the Autodesk’s customer database. Autodesk shall have no liability for VAR’s violation of any laws in connection with customer contact including, but not limited to, privacy laws, National “Do Not Call List” regulations and Federal and State “Spam” and fax blast rules.

13. Warranty and Limitations of Warranty. Autodesk makes certain limited warranties to the End User in the End User License and disclaims all other warranties. VAR SHALL NOT MAKE ANY WARRANTY OR REPRESENTATION ACTUALLY, APPARENTLY OR OSTENSIBLY ON BEHALF OF AUTODESK. EXCEPT FOR THE EXPRESS END USER WARRANTY REFERRED TO HEREIN, AUTODESK MAKES NO OTHER WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE AUTHORIZED PRODUCTS. AUTODESK EXPRESSLY EXCLUDES ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANT ABILITY OR NONINFRINGEMENT.

14. Indemnity

14.1 Infringement Indemnity by Autodesk. Autodesk shall indemnify, hold harmless, and defend, at its expense, VAR from any action brought against VAR which alleges that any Authorized Product(s) infringes a registered United States patent, copyright, or trade secret, provided that VAR promptly notifies Autodesk in writing of any claim, gives Autodesk sole control of the defense and settlement thereof, and provides all reasonable assistance in connection therewith. If the Authorized Product is finally adjudged to so infringe, Autodesk, at its exclusive option, (a) shall procure for VAR the right to continue distribution of such Authorized Product(s); (b) shall modify or replace such Authorized Product(s) with a non infringing product; or (c) shall authorize return of the Authorized Products and terminate this VAR Agreement. Autodesk shall have no liability regarding any claim (i) arising out of the use of the Authorized Products in combination with other products, or modification of the Authorized Products, if the infringement would not have occurred but for such combination, modification, or usage, or (ii) for use of the Authorized Products which does not comply with the terms of the End User License or this VAR Agreement. THE FOREGOING STATES VAR’S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND.

14.2 Indemnity by VAR. VAR agrees to indemnify, hold harmless and defend Autodesk from any cost, loss, liability, or expense, including court costs and reasonable fees for attorneys or other professionals, arising out of or resulting from (a) any claim or demand brought against Autodesk or its directors, employees, or agents by a third party arising from or in connection with any breach by VAR of the terms of this VAR Agreement or any End User License, (b) any action brought by an End User or Distribution Partner except as set forth in Section 14.1 above, (c) any breach by VAR of any provision of this VAR Agreement including, but not limited to, confidentiality and trade secrets, or (d) any negligent or willful act or omission by VAR, VAR’s employees, or VAR’s sales channel including, but not limited to, any act or omission that contributes to (i) any bodily injury, sickness, disease, or death; (ii) any injury or destruction to tangible property or loss of use resulting there from; or (iii) any violation of any statute, ordinance or regulation including but not limited to privacy laws.

15. Limitation of Liability.

Autodesk’s Liability. AUTODESK’S ENTIRE CUMULATIVE LIABILITY ARISING OUT OF THIS VAR AGREEMENT, INCLUDING THE ORDER, DELIVERY OR NON-DELIVERY OF ANY AUTHORIZED PRODUCT(S), SHALL NOT EXCEED THE GREATER OF: (A) THE VAR COST OF SOFTWARE PRODUCTS BY VAR IN THE SIX (6) MONTHS PRECEDING THE EVENT OR., (B) $500.00. IN NO EVENT SHALL AUTODESK BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING OUT OF THIS VAR AGREEMENT, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, TORT, (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY, AND WHETHER OR NOT AUTODESK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FUNDAMENTAL BREACH, BREACH OF A FUNDAMENTAL TERM OR FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

16. Confidentiality

16.1 Confidential Information. As used in this VAR Agreement, confidential information shall mean any information (a) designated as confidential orally or in writing by either party hereto, (b) related to any Authorized Product(s), (c) related to Autodesk’s business, or (d) other information received by VAR by virtue of VAR’s relationship with Autodesk including, but not limited to, product plans, product designs, product costs, product prices, product names, finances, marketing plans, business opportunities, Autodesk customer data, personnel, research, development, customer data or know-how (“Confidential Information”).

16.2 Limitations on Disclosure and Use of Confidential Information. Each party shall exercise reasonable care to prevent the unauthorized disclosure of Confidential Information by employing no less than the same degree of care employed by such party to prevent the unauthorized disclosure of its own Confidential Information. Confidential Information disclosed under this VAR Agreement shall only be used by the receiving party in the furtherance of this VAR Agreement or the performance of its obligations hereunder. Neither party shall disclose the terms of this VAR Agreement to any third party without the prior written consent of the other, except pursuant to a valid and enforceable order of a court or government agency.

16.3 Exceptions. Confidential Information does not include information which (a) is rightfully received by the receiving party from a third party without restriction or violation of confidentiality, (b) is known to or developed by the receiving party independently without use of the Confidential Information, (c) is or becomes generally known to the public by other than a breach of duty hereunder by the receiving party, or (d) has been approved in advance for release by written authorization of the non-disclosing party.

17. Term, Termination, and Other Remedies.

17.1 Term. This VAR Agreement, when fully executed by the parties, shall begin on the Effective Date, and shall continue in effect through midnight on January 31, 2006 when it shall then terminate, unless terminated earlier under the provisions of this VAR Agreement.

17.2 Termination for Breach. Either party may terminate this VAR Agreement upon thirty (30) days advance written notice to the other party if the other party breaches any term or condition of this VAR Agreement and fails to cure such breach to the reasonable satisfaction of the non-breaching party within the thirty (30) day written notice period.

Notwithstanding the foregoing, Autodesk may terminate this VAR Agreement with immediate effect for incurable material breaches, such as conviction of a crime relating to the conduct of business in relation to Autodesk, or any other act that impairs goodwill associated with any Autodesk mark, logo or brand.

17.3 Termination for Insolvency. Autodesk may immediately terminate this VAR Agreement with or without notice if VAR becomes insolvent, or the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or assignment for the benefit of creditors, if that proceeding is not dismissed with prejudice within sixty (60) days after filing. In addition to the foregoing, in the event VAR either voluntarily files for protection against its creditors under the United States Bankruptcy Code or is the subject of an involuntary petition in bankruptcy, VAR agrees that Autodesk shall be entitled to all rights to retain the benefits of this VAR Agreement which are set forth in 11 U.S.C. 365(n). No right granted to Autodesk under 11 U.S.C. 365(n) shall be deemed to have been waived, either expressly or by implication without a written agreement confirming such waiver.

17.4 Termination for Customer Dissatisfaction. In consideration for its authorization, Autodesk is relying upon VAR to behave in a professional and upstanding manner in its relationship with all End Users. Failure to attain a high level of customer satisfaction shall be considered a material breach of this VAR Agreement, and Autodesk reserves the right to terminate this VAR Agreement in the event that Autodesk receives customer dissatisfaction complaints from an End User, regarding VAR.

17.5 Termination for Failure to Meet Minimum Purchase Requirements

(a) Minimum Purchase Requirements. Failure by VAR to achieve the Minimum Purchase Requirements may result in the termination of this VAR Agreement or the applicable Autodesk Product authorization by Autodesk, in its sole discretion.

17.6 Breach of Other Agreements with Autodesk In the event VAR has any other current agreements of any other type with Autodesk (“Other Autodesk Agreement”), the breach of any term of any such Other Autodesk Agreement may, at Autodesk’s option, be deemed a breach of this VAR Agreement and shall permit Autodesk to terminate this VAR Agreement in the same manner as if a breach of the terms of this VAR Agreement had occurred. Any alleged breach by Autodesk of any Other Autodesk Agreement shall not be deemed a breach of this VAR Agreement by Autodesk and shall not constitute cause for termination by VAR or support an allegation by VAR of damages under this VAR Agreement.

17.7 Breach of Product Requirements Chart, Suspension of Product Authorization and Partial Termination. Autodesk, at its sole discretion, may exercise its termination rights or suspension of product authorization under this Section 17 solely with respect to the Product Requirements Chart, Authorized Locations, Authorized Territories, or Authorized Products, or with respect to any Other Autodesk Agreement, which partial termination shall not affect this VAR Agreement’s application to the remaining Product Requirements Chart, Authorized Locations, Authorized Territories, or Authorized Products, or affect any remaining part of any Other Autodesk Agreement.

17.8 Effect of Termination.

(a) Monies Due and Payable. Notwithstanding any credit terms previously established with VAR or any other provision of this VAR Agreement, upon notice of termination of this VAR Agreement, all monies owed by VAR to Autodesk shall become immediately due and payable. Overdue amounts shall be subject to a late payment charge of one and one-half percent (1.5%) per month, or the maximum amount allowed by law, whichever is less.

(b) Fulfillment of VAR Orders. Upon delivery of notice of a breach or notice of termination of this VAR Agreement, Distribution Partners shall not be obligated to fulfill any orders received subsequent to the effective date of termination. In Autodesk’s sole discretion, Autodesk and Distribution Partners may continue to fulfill orders provided that VAR (i) submits prepayments for any such order and (ii) pays all outstanding obligations to Autodesk and/or Authorized Distribution Partner prior to any shipment.

(c) Return of Materials. Within thirty (30) days after the termination of this VAR Agreement, VAR, at its own expense, shall return to Autodesk, all Autodesk Confidential Information, data, photographs, samples, literature and sales aids, and any other property of Autodesk then in VAR’s possession, and/or upon Autodesk’s written request, destroy all or part of the foregoing property and certify to its complete destruction.

17.9 Attorneys’ Fees for Collections. In any action brought by Autodesk to collect monies due under this VAR Agreement, Autodesk shall be entitled to recover all costs and attorneys’ fees incurred in maintaining such action.

17.10 No Termination Compensation. Except as expressly set forth herein, the parties expressly agree that no damages, indemnity or termination benefits whatsoever (including without limitation, any compensation for goodwill established by VAR during the term of this VAR Agreement or for any lost profits or expenses of VAR) shall be due or payable to VAR by reason of any termination of this VAR Agreement in accordance with its terms, and VAR expressly waives the application of any statute, law or custom to the contrary.

17.11 Other Remedies. In addition to the right to terminate this VAR Agreement, Autodesk reserves all rights and remedies available to Autodesk at law or in equity, including the right to seek damages and injunctive relief for breach or threatened breach of this VAR Agreement by VAR.

17.12 Reapplication Post Termination. In the Event this VAR Agreement is terminated or VAR loses one or more product authorizations for any reason, VAR may not reapply for any Autodesk Channel Partner program, including any then existing VAR program, for a minimum of six (6) months after the effective date of the termination. Nothing herein shall require Autodesk to consider VAR for any Autodesk Channel Partner program.

17.13 Surviving Provisions. The terms and conditions, which by their nature should survive, shall survive and continue after termination of this VAR Agreement.

18. General Provisions

18.1 Assignment. VAR acknowledges that Autodesk is relying upon VAR’s reputation, business standing, and goodwill under VAR’s present ownership in entering into this VAR Agreement. Accordingly, VAR agrees that its rights and obligations under this VAR Agreement may not be transferred or assigned and its duties may not be delegated directly or indirectly without the prior written consent of Autodesk in its sole and absolute discretion. VAR shall notify Autodesk promptly in writing of any change of ownership of VAR or of any sale of all or substantially all of VAR’s assets. VAR also shall promptly notify Autodesk if it forms a subsidiary or an affiliate entity in connection with Autodesk’s business, or changes it legal or operating name. VAR acknowledges that any change of ownership, sale of all or substantially all of VAR’s assets, or attempted assignment by VAR of this VAR Agreement, or any part thereof, without Autodesk’s prior written consent may result in immediate termination of this VAR Agreement by Autodesk. Autodesk may assign or otherwise transfer its rights and obligations to successors-in-interest (whether by purchase of stock or assets, merger, operation of law, or otherwise) of that portion of its business related to the subject matter hereof. Subject to the restrictions set forth in this Section 18.1, all of the terms and conditions of this VAR Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto.

18.2 Dispute Resolution

(a) The parties will attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this VAR Agreement through negotiations between the parties before resorting to other remedies available to them. Any such dispute shall be referred to appropriate senior executives of each party who shall have the authority to resolve the matter. If the senior executives are unable to resolve the dispute, the parties may by agreement refer the matter to an appropriate forum of alternative dispute resolution ranging from mediation to arbitration. If the parties cannot resolve the matter or if they cannot agree upon an alternative form of dispute resolution, then either party may pursue resolution of the matter through litigation pursuant to Section 18 herein.

(b) The forgoing shall not apply to a dispute or controversy involving either party’s Confidential Information or intellectual property. In the event of such a dispute or controversy, either may immediately seek any legal and/or equitable remedies it deems necessary.

18.3 Venue/Choice of Law. This VAR Agreement shall be construed in accordance with the laws of the State of California (excluding rules regarding conflicts of law) and the United States of America. The parties hereby submit to the exclusive personal jurisdiction of and venue in the Superior Court of the State of California, County of Marin or County of Santa Clara, and the United States District Court for the Northern District of California in San Francisco.

18.4 Publicity. VAR may not issue any press release or any other public announcement regarding this VAR Agreement or any aspect of its relationship with Autodesk without the prior written consent of Autodesk, which may be withheld in its sole discretion. Additionally, VAR is prohibited from utilizing the Autodesk stock ticker (“ADSK”) in any press release or other public announcement unless such release is a joint release with Autodesk or Autodesk otherwise permits same, for each single release, in writing in advance.

18.5 Notices. Any notices required under the terms of this VAR Agreement will be given in writing either (a) to the persons at the addresses set forth below, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, and will be deemed served when received by Autodesk from VAR or when sent to VAR by Autodesk, or (b) by facsimile, and will be deemed served when received by Autodesk from VAR or when sent to VAR by Autodesk.

If to Autodesk:

Autodesk, Inc.

III McInnis Parkway

San Rafael, California 94903 Attn: General Counsel Facsimile: (415) 507-6126

If to VAR, to the address and facsimile number identified on the first page of this VAR Agreement. Additionally, Autodesk may notify VAR of any changes by posting such changes to OTW.

18.6 Independent Contractors. In performing their respective duties under this VAR Agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither of the parties will hold itself out in any manner that would be contrary to the provisions of this Section 18.6.

18.7 Entire Agreement. This document, together with its exhibits, contains the entire agreement and understanding between VAR and Autodesk concerning the subject matter of this VAR Agreement including, but not limited to, its duration and manner of expiration, termination, and Autodesk’s sole and absolute discretion in determining to offer, or accept any extension of this VAR Agreement. This document supersedes all prior communications, discussions, negotiations, proposed agreements and all other agreements, whether written or oral, excepting solely all prior confidentiality and nondisclosure agreements to the extent they are not expressly superseded by this VAR Agreement. Autodesk has not made and VAR has not relied upon any representations not expressly set forth in this document in making this VAR Agreement. This VAR Agreement may be amended or interpreted only by a writing signed both by authorized individuals for Autodesk and VAR It is the express intent of the parties that this VAR Agreement and any amendment thereto shall be interpreted solely by reference to their written terms. Any handwritten or typed changes to this VAR Agreement must be initialed by both parties in order to become effective.

18.8 Severability. In the event that it is determined by a court of competent jurisdiction as a part of a final non-appealable judgment that any provision of this VAR Agreement or part thereof is invalid, illegal, or otherwise unenforceable, such provision will be enforced or reformed as nearly as possible in accordance with the stated intention of the parties, while the remainder of this VAR Agreement will remain in full force and effect.

18.9 Construction. This VAR Agreement has been negotiated by the parties and their respective counsel. This VAR Agreement will be interpreted in accordance with its terms and without any strict construction against either party. Ambiguity will not be interpreted against the drafting party.

18.10 Counterparts. This VAR Agreement may be executed in separate counterparts and shall become effective when the separate counterparts have been exchanged between the parties.

18.11 Force Majeure. Except for the failure to make payments, neither party will be liable for any loss, damage or penalty resulting from delays or failures in performance resulting from acts of God, supplier delay or other causes beyond the non-performing party’s reasonable control and not caused by the negligence of the non-performing party, provided that the non-performing party promptly notifies the other party of the delay and the cause thereof and promptly resumes performance as soon as it is possible to do so.

18.12 Waiver. The waiver of any breach or default will not constitute a waiver of any other right in this VAR Agreement or any subsequent breach or default. No waiver shall be effective unless in writing and signed by an authorized representative of the party to be bound. Failure to pursue, or delay in pursuing, any remedy for a breach shall not constitute a waiver of such breach.

The undersigned are duly authorized to execute this VAR Agreement on behalf of their respective parties.

AUTODESK, INC.		VAR

By:		By:	/s/ Donald R. Walsh

	Steve Blum		Donald R. “Scotty” Walsh
	Printed Name		Printed Name

	Vice President, Americas Sales		Chief Executive Officer
	Title		Title

Jan. 18, 2005
	Date		Title

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

AutoCAD and Horizontal Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)
11422 Miracle Hills Drive, Suite 504 Omaha NE 68112 FAX: 402-451-8007		250

0070001359	0070001359 01

4322 N. Beltline #B-110 Irving TX 75038 FAX: 972-570-7505		250

0070000270	070000270 01

10715 Red Run Blvd, Suite 101 Owings Mills MD 21117 FAX: 410-581-8088		150

070001471	070001471 01

8101 E. Prentice #200 Englewood CO 80111 FAX: 303-796-7646		250

0070001091	070001091 01

11156 Aurora Avenue Urbandale IA 50322 FAX: 515-224-5833		250

070001359	0070030470 02

7880 Woodland Center Blvd Tampa FL 33614 FAX: 813-496-8871

007000270	0070195691 02

1221 Park Place NE, Ste. C Cedar Rapids IA 52401 FAX: 319-393-8171		250

0070001359	0070039306 03

180 Tices Lane E. Brunswick NJ 08816 FAX: 732-220-9406		150

0070001471	0070001096 03

101 E. 5th Street, Suite 1510 St. Paul MN 55101 FAX: 651-298-1169		250

0070001359	5070217162 05

639 Research Parkway Meriden CT 06450 FAX: 203-235-0645		150

0070001471	0070001411 05

5656 Shell Road Virginia Beach VA 23455 FAX: 757-460-8400		150 North/250 South

0070001471	007004855 06

122 Edward Avenue, Suite 4 Georgetown KY 40324 FAX: 502-570-0634		250

0070001359	5070326051 06

2708 Enterprise Pkwy Richmond VA 23230 FAX: 804-290-8851		150

0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

BSD Architectural Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)
4322 N. Beltline #B-110 Irving TX 75038 FAX: 972-570-7505		250

0070000270	0070000270 01

10715 Red Run Blvd, Suite 101 Owings Mills MD 21117 FAX: 410-581-8088		150

0070001471	0070001471 01

8101 E. Prentice #200 Englewood CO 80111 FAX: 303-796-7646		250

0070001091	0070001091 01

11422 Miracle Hills Drive, Suite 504 Omaha NE 68112 FAX: 402-451-8007		250

0070001359	0070001359 01

7880 Woodland Center Blvd Tampa FL 33614 FAX: 813-496-8871		250

0070000270	0070195691 02

180 Tices Lane E. Brunswick NJ 08816 FAX: 732-220-9406		150

0070001471	0070001096 03

5656 Shell Road Virginia Beach VA 23455 FAX: 757-460-8400		150 North/250 South

0070001471	0070004855 06

2708 Enterprise Pkwy Richmond VA 23230 FAX: 804-290-8851		150

0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

BSD Engineering Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)
4322 N. Beltline #B-110		250
Irving TX 75038
FAX: 972-570-7505
0070000270	0070000270 01

10715 Red Run Blvd, Suite 101		150
Owings Mills MD 21117
FAX: 410-581-8088
0070001471	0070001471 01

8101 E. Prentice #200		250
Englewood CO 80111
FAX: 303-796-7646
0070001091	0070001091 01

11422 Miracle Hills Drive, Suite 504		250
Omaha NE 68112
FAX: 402-451-8007
0070001359	0070001359 01

7880 Woodland Center Blvd		250
Tampa FL 33614
FAX: 813-496-8871
0070000270	0070195691 02

180 Tices Lane		150
E. Brunswick NJ 08816
FAX: 732-220-9406
0070001471	0070001096 03

5656 Shell Road		150North/250South
Virginia Beach VA 23455
FAX: 757-460-8400
0070001471	0070004855 06

2708 Enterprise Pkwy		150
Richmond VA 23230
FAX: 804-290-8851
0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

Infrastructure Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)
11422 Miracle Hills Drive, Suite 504		250
Omaha NE 68112
FAX: 402-451-8007
0070001359	0070001359 01

8101 E. Prentice #200		250
Englewood CO 80111
FAX: 303-796-7646
0070001091	0070001091 01

10715 Red Run Blvd, Suite 101		150
Owings Mills MD 21117
FAX: 410-581-8088
0070001471	0070001471 01

4322 N. Beltline #B-110		250
Irving TX 75038
FAX: 972-570-7505
0070000270	0070000270 01

7880 Woodland Center Blvd		250
Tampa FL 33614
FAX: 813-496-8871
0070000270	0070195691 02

180 Tices Lane		150
E. Brunswick NJ 08816
FAX: 732-220-9406
0070001471	0070001096 03

5656 Shell Road		150North/250South
Virginia Beach VA 23455
FAX: 757-460-8400
0070001471	0070004855 06

2708 Enterprise Pkwy		150
Richmond VA 23230
FAX: 804-290-8851
0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

Manufacturing Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)
11422 Miracle Hills Drive, Suite 504		250
Omaha NE 68112
FAX: 402-451-8007
0070001359	0070001359 01

10715 Red Run Blvd, Suite 101		150
Owings Mills MD 21117
FAX: 410-581-8088
0070001471	0070001471 01

8101 E. Prentice #200		250
Englewood CO 80111
FAX: 303-796-7646
0070001091	0070001091 01

4322 N. Beltline #B-110		250
Irving TX 75038
FAX: 972-570-7505
0070000270	0070000270 01

11156 Aurora Avenue		250
Urbandale IA 50322
FAX 515-224-5833
0070001359	0070030470 02

1221 Park Place NE, Ste.C		250
Cedar Rapids IA 52401
FAX 319-393-8171
0070001359	0070039306 03

639 Research Parkway		150
Meriden CT 06450
FAX 203-235-0645
0070001471	0070001411 05

101 E. 5th Street, Suite 1510		250
St Paul MN 55101
FAX 651-298-1169
0070001359	5070217162 05

5656 Shell Road		150North/250South
Virginia Beach VA 23455
FAX: 757-460-8400
0070001471	0070004855 06

122 Edward Avenue, Suite 4		250
Georgetown KY 40324
FAX 502-570-0634
0070001359	5070326051 06

2708 Enterprise Pkwy		150
Richmond VA 23230
FAX: 804-290-8851
0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

Collaboration Partner Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)
10715 Red Run Blvd, Suite 101		150
Owings Mills MD 21117
FAX: 410-581-8088
0070001471	0070001471 01

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

AutoCAD and Horizontal Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)

11422 Miracle Hills Drive, Suite 504		250
Omaha NE 68112
FAX: 402-451-8007
0070001359	0070001359 01

4322 N. Beltline #B-110		250
Irving TX 75038
FAX: 972-570-7505
0070000270	070000270 01

10715 Red Run Blvd, Suite 101		150
Owings Mills MD 21117
FAX: 410-581-8088
070001471	070001471 01

8101 E. Prentice #200		250
Englewood CO 80111
FAX: 303-796-7646
0070001091	070001091 01

11156 Aurora Avenue		250
Urbandale IA 50322
FAX: 515-224-5833
070001359	0070030470 02

7880 Woodland Center Blvd
Tampa FL 33614
FAX: 813-496-8871
007000270	0070195691 02

1221 Park Place NE, Ste. C		250
Cedar Rapids IA 52401
FAX: 319-393-8171
0070001359	0070039306 03

180 Tices Lane		150
E. Brunswick NJ 08816
FAX: 732-220-9406
0070001471	0070001096 03

101 E. 5th Street, Suite 1510		250
St. Paul MN 55101
FAX: 651-298-1169
0070001359	5070217162 05

639 Research Parkway		150
Meriden CT 06450
FAX: 203-235-0645
0070001471	0070001411 05

5656 Shell Road		150 North/250 South
Virginia Beach VA 23455
FAX: 757-460-8400
0070001471	007004855 06

122 Edward Avenue, Suite 4		250
Georgetown KY 40324
FAX: 502-570-0634
0070001359	5070326051 06

2708 Enterprise Pkwy		150
Richmond VA 23230
FAX: 804-290-8851
0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

BSD Architectural Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)

4322 N. Beltline #B-110		250
Irving TX 75038
FAX: 972-570-7505
0070000270	0070000270 01

10715 Red Run Blvd, Suite 101		150
Owings Mills MD 21117
FAX: 410-581-8088
0070001471	0070001471 01

8101 E. Prentice #200		250
Englewood CO 80111
FAX: 303-796-7646
0070001091	0070001091 01

11422 Miracle Hills Drive, Suite 504		250
Omaha NE 68112
FAX: 402-451-8007
0070001359	0070001359 01

7880 Woodland Center Blvd		250
Tampa FL 33614
FAX: 813-496-8871
0070000270	0070195691 02

180 Tices Lane		150
E. Brunswick NJ 08816
FAX: 732-220-9406
0070001471	0070001096 03

5656 Shell Road		150 North/250 South
Virginia Beach VA 23455
FAX: 757-460-8400
0070001471	0070004855 06

2708 Enterprise Pkwy		150
Richmond VA 23230
FAX: 804-290-8851
0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

BSD Engineering Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)

4322 N. Beltline #B-110		250
Irving TX 75038
FAX: 972-570-7505
0070000270	0070000270 01

10715 Red Run Blvd, Suite 101		150
Owings Mills MD 21117
FAX: 410-581-8088
0070001471	0070001471 01

8101 E. Prentice #200		250
Englewood CO 80111
FAX: 303-796-7646
0070001091	0070001091 01

11422 Miracle Hills Drive, Suite 504		250
Omaha NE 68112
FAX: 402-451-8007
0070001359	0070001359 01

7880 Woodland Center Blvd		250
Tampa FL 33614
FAX: 813-496-8871
0070000270	0070195691 02

180 Tices Lane		150
E. Brunswick NJ 08816
FAX: 732-220-9406
0070001471	0070001096 03

5656 Shell Road		150North/250South
Virginia Beach VA 23455
FAX: 757-460-8400
0070001471	0070004855 06

2708 Enterprise Pkwy		150
Richmond VA 23230
FAX: 804-290-8851
0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

Infrastructure Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)
11422 Miracle Hills Drive, Suite 504 Omaha NE 68112 FAX: 402-451-8007		250
0070001359	0070001359 01

8101 E. Prentice #200 Englewood CO 80111 FAX: 303-796-7646		250
0070001091	0070001091 01

10715 Red Run Blvd, Suite 101 Owings Mills MD 21117 FAX: 410-581-8088		150
0070001471	0070001471 01

4322 N. Beltline #B-110 Irving TX 75038 FAX: 972-570-7505		250
0070000270	0070000270 01

7880 Woodland Center Blvd Tampa FL 33614 FAX: 813-496-8871		250
0070000270	0070195691 02

180 Tices Lane E. Brunswick NJ 08816 FAX: 732-220-9406		150
0070001471	0070001096 03

5656 Shell Road Virginia Beach VA 23455 FAX: 757-460-8400		150 North/250 South
0070001471	0070004855 06

2708 Enterprise Pkwy Richmond VA 23230 FAX: 804-290-8851		150
0070001471	5070202046 07

EXHIBIT A

VAR’S AUTHORIZED LOCATIONS AND TERRITORIES

Manufacturing Software

Autodesk authorizes VAR to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Avatech Solutions Subsidiary, Inc.		Authorized Province/Territory (mile radius)

11422 Miracle Hills Drive, Suite 504 Omaha NE 68112 FAX: 402-451-8007		250
0070001359	0070001359 01

10715 Red Run Blvd, Suite 101 Owings Mills MD 21117 FAX: 410-581-8088		150
0070001471	0070001471 01

8101 E. Prentice #200 Englewood CO 80111 FAX: 303-796-7646		250
0070001091	0070001091 01

4322 N. Beltline #B-110 Irving TX 75038 FAX: 972-570-7505		250
0070000270	0070000270 01

11156 Aurora Avenue Urbandale IA 50322 FAX: 515-224-5833		250
0070001359	0070030470 02

1221 Park Place NE, Ste.C Cedar Rapids IA 52401 FAX: 319-393-8171		250
0070001359	0070039306 03

639 Research Parkway Meriden CT 06450 FAX: 203-235-0645		150
0070001471	0070001411 05

101 E. 5th Street, Suite 1510 St Paul MN 55101 FAX: 651-298-1169		250
0070001359	5070217162 05

5656 Shell Road Virginia Beach VA 23455 FAX: 757-460-8400		150 North/250 South
0070001471	0070004855 06

122 Edward Avenue, Suite 4 Georgetown KY 40324 FAX: 502-570-0634		250
0070001359	5070326051 06

2708 Enterprise Pkwy Richmond VA 23230 FAX: 804-290-8851		150
0070001471	5070202046 07

EXHIBIT C

COMMISSION ELIGIBILITY

To earn commissions in connection with any of the agency programs set forth below, VAR must be authorized to resell the product(s) in relation to which the commissions are claimed and the end user must be located within VAR’s Authorized Territory. Commissions are calculated based on the net revenue to Autodesk, after the deduction of basic discounts, promotional and special discounts, SDF, taxes, shipment costs, duties and other similar charges as determined by Autodesk, unless otherwise specified by Autodesk in writing.

1 Strategic Accounts Agency Program.

1.1 Eligibility. Every Autodesk Value Added Reseller may earn commissions on qualified sales to Strategic Accounts within its authorized Territory. In order to be eligible to receive commissions on Autodesk sales to Autodesk Strategic Account Customers, VARs must be named on the Purchase Order as the supporting reseller and must meet all support requirements as set forth by Auto desk. VAR may also be required to provide evidence of VARs value added activities into such account which supported the actual sale for which VAR is seeking commission.

1.2 Commissions.

Authorized Product Account Contract Type Commission

All Products Global or Strategic to be posted on OTW

2. Government Agency Programs.

2.1 Government Affiliates. Every Autodesk Value Added Reseller automatically qualifies as a Government Affiliate and may earn commissions on qualified Government sales within its Authorized Territory. In order to receive commission on Government sales, VAR must provide prior forecast information to the designated Government Reseller and/or Autodesk. If a VAR does not provide forecast information prior to the receipt of the customer purchase order, the Government Reseller and/or the VAR will be responsible for obtaining written confirmation from the Government customer that the VAR was actively involved in the sale. If, in the sole and exclusive judgment of Autodesk sales management, VAR has not successfully completed the required pre- and post. sales activities, Autodesk reserves the right to pay reduced commissions or no commissions to that VAR

Required activities in order to receive a commission include, but are not limited to, marketing, demonstrations, and the general promotion of the Authorized Products. All government orders shall be processed through the designated Autodesk Government Reseller.

2.2 Authorized Government Partners or Specialists. Every VAR can apply to become an Autodesk Government Partner or Autodesk Government Specialist within its Authorized Territory. In addition to complying with the Government Affiliate requirements, the minimum requirements under these programs include adding significant demonstrated value in both the pre-sale and post-sales process. Additionally, to be paid a. commission on any Government sale, the Autodesk Government Partner or Autodesk Government Specialist must be named on the customer purchase order. Finally, be qualified as an Autodesk Government Partner or Autodesk Government Specialist, VAR shall be required to comply with the terms of the Autodesk Government Partner or Autodesk Government Specialist Addendum, as applicable.

2.3 Commissions.

Authorized Product	Authorization Status	Commission
All Products	Autodesk Government Affiliate	To be posted on OTW
	Autodesk Government Partner	To be posted on OTW
Autodesk Government Specialist

3 Autodesk Store Agency Program.

3.1 Eligibility. To be eligible to receive commission for sales on the Autodesk Store, VAR be named on the sale and provide the appropriate post-sales support. The customer’s ship to address must be within VAR’s Authorized Territory.

3.2 Commissions.

Authorized Product	Commission
All Products	To be posted on OTW

4. Autodesk Collaboration Agency Programs.

4.1 Eligibility. Every Autodesk Value Added Reseller automatically qualifies as an Autodesk Collaboration Affiliate and can participate in the Autodesk Collaboration Solutions Agency Program for lead referrals within its Authorized Territory. To be eligible for a commission, the lead must convert to a sale and be fully paid for by the customer.

4.2 Authorized Collaboration Partners or Specialists. Every VAR can apply to become an Autodesk Collaboration Partner or Autodesk Collaboration Specialist within its Authorized Territory. In addition to complying with the Collaboration Affiliate and Autodesk Collaboration Authorization requirements set forth in Exhibit B to this Agreement, the requirements under these programs include adding significant demonstrated value in both the presale and post-sales process. Additionally, to be paid a commission on any collaboration solution sale, the Autodesk Collaboration Partner or Autodesk Collaboration Specialist must be named on the customer purchase order. Finally, to be qualified as an Autodesk Collaboration Specialist, VAR shall be required to comply with the terms of the Autodesk Collaboration Specialist Addendum.

4.3 Commissions.

Authorized Product	Authorization Status	Commission
Buzzsaw Standard	Autodesk Collaboration Affiliate	To be posted on OTW
Buzzsaw Professional	Autodesk Collaboration Partner	To be posted on OTW
Autodesk Streamline	Autodesk Collaboration Specialist	To be posted on OTW
Collaboration Professional Services

5. Autodesk Consulting Services.

5.1 Eligibility. Every Autodesk Value Added Reseller may earn commissions on sales of qualifying Autodesk Consulting services to End Users within its authorized Territory. In order to be eligible to receive commissions on Autodesk sales of qualifying Autodesk Consulting Services to End Users, VARs must register the opportunity with Autodesk in accordance with the consulting opportunity registration process and submit a completed T AS plan to Autodesk for approval. Details and additional requirements and obligations for commission eligibility pursuant to this program are set forth in the Channel Partner Polices and Procedures guide.

5.2 Commissions

Authorized Product	Commission Program	Commission
Qualifying Autodesk Consulting Services	Finder’s Fee	To be posted on OTW
	Service Fee	To be posted on OTW

EXHIBIT D

EARNBACK ELIGIBILITY

Quarterly Target Attainment	Earnback Percentage
100%	To be posted on OTW
115%	To be posted on OTW

For Direct VAR and Premier Solutions Providers, all targets and associated earnback credits will be based on commercial business for products purchased directly from Autodesk only. Authorized Products acquired by Direct VARs and Premier Solutions Providers through Autodesk Distribution Partner(s) shall not count towards Target attainment and Direct VARs shall not receive Earnbacks on Authorized products so acquired. For Indirect VARs, all targets and associated earnback credits will be based on commercial business for products purchased directly from an Authorized Distribution Partner only.

Direct sales by Autodesk of Authorized Products for which Partner is the designated agent shall not count towards Target attainment and Partner shall not receive Earnbacks on such sales.

For Direct VARs and Premier Solutions Providers, earnback credits are posted to a Partner’s account following the close of each quarter. Additionally, such credits shall be issued ONLY IF Direct VAR or Premier Solutions providers is timely on its payment obligations to Autodesk. In the event that Partner is in arrears on any payment obligation at the time such Earnback credit should be issued, the credit will not be issued and Partner will forfeit that Earnback credit. Forfeited Earnback credits are not recoverable.

For Indirect VARs, earnback credits will be paid out via check following the close of each quarter. For full details and shipping deadline dates, please see the Indirect VAR Earnback and Co-op Payment Guide posted to OTW.

EXHIBIT E

SALES DEVELOPMENT FUND (SDF)

SDF Program Conditions

The SDF credits shall be applied to net purchase price after basic discounts, to VAR on each purchase for Authorized Products, submitted to Autodesk or an Authorized Distributor (less any special discounts or allowances), for use on sales development activities related to Products. Subject to the foregoing and to other requirements set out in the SDF Guide, while VAR is under no obligation to obtain approval from Autodesk in relation to allocation of SDF, it is recommended that VAR consult with Autodesk on an ongoing basis regarding allocation of SDF, so that VAR and Autodesk may optimize allocation of their respective funds for sales development.

AUTODESK MAY SUSPEND OR TERMINATE THE FURTHER CREDIT OF SDF BENEFITS (IN FULL OR IN PART) RELATED TO NEW ORDERS AT ANY TIME AND WITH IMMEDIATE EFFECT IF VAR DOES NOT EXPEND DURING THE RELEVANT PERIOD THE PREVIOUSLY CREDITED SDF ON SALES DEVELOPMENT ACTIVITIES AND/OR DOES NOT COMPLY WITH THE SDF GUIDE AT ANY TIME.

Note that additional requirements and conditions related to SDF are contained in the SDF Guide available on OTW.

EXHIBIT F

SUPPORT PROGRAM REQUIREMENTS

1. Support Program Minimum Requirements

•	Multi-line phone system with voicemail or other recording device for messages after-hours

•	Support lab with systems capable of running all supported products

•	Technician accreditation for all technicians (Autodesk sponsored examination(s) when and if available)

•	Call tracking system for monthly reporting purposes

•	One full-time support person

•	End User query response time within four hours of queuing

•	Best efforts to resolve End User issues within seventy-two hours of initial queuing

•	Full Internet access, email and workstation dedicated solely to support

2. Reporting Requirements. VAR will provide the following reports to Autodesk upon request.

(a) Customer Information. All calls received will be entered into a database that contains the standard fields shown below.

• Name	• Country
• Company	• Telephone number (including area code)
• Address 1	• Products
• Address 2	• Version
• City	• Products Serial number
• State	• Date entered into system
• Zip/Postal Code	• Questions and Answers

(b) VAR Performance. Performance Reports utilizing data from the telephone system to reflect the following elements:

•	Average and longest call wait time

•	% calls responded to within 4 hours queuing

•	% calls resolved within 72 hours

•	% calls abandoned

•	Average and longest wait before abandonment

•	Average call duration

3. End User Support Program Satisfaction Surveys.

Autodesk reserves the right, in its sole and exclusive discretion, to perform periodic End User satisfaction surveys regarding VAR’s Support Program. In the event that one or more End Users serviced by VAR pursuant to a Support Program as described herein registers dissatisfaction, VAR will be placed on probation and given ninety (90) days to improve its Support Program to a satisfactory level or access to the Support Program will be terminated. Accordingly, VAR’s Vertical Product Authorization(s) will be at risk of termination.

4. Benefits of Support Program.

Escalation Support to be provided to VAR by Autodesk. .Before escalation, VAR should have made best efforts to research the calls, using any knowledge base, and documentation made available to it by Autodesk. The method of obtaining support (e.g. electronic or phone) can be specified by Autodesk.

DISCREET PLATINUM

AUTHORIZED RESELLER AGREEMENT

(United States)

This Discreet Platinum Authorized Reseller Agreement (“Agreement”), effective on February 1, 2005 (“Effective Date”) is made between Discreet, a division of Autodial, Inc., a Delaware corporation (“Discreet”), and Discreet Platinum Authorized Reseller (“Reseller”) as set forth below:

RESELLER	Avatech Solutions Subsidiary, Inc.
ADR	10715 Red Run Blvd, Suite 101
CITY	Owings Mills, MD 21117
FAX	(410) 581-8088
SAP	0070001471

1. Definitions

1.1 “Authorized Location” means each physical location as identified in Exhibit A where Reseller is authorized to market and distribute Authorized Products to End Users and offer support thereto, as identified in the Product Requirements Sheet covering each such Authorized Product(s).

1.2 “Authorized Product(s)” means the Discreet software product(s), in object code form and accompanying documentation, including Subscriptions, Updates, Bug Fixes or Enhancements thereto, which (a) Reseller has procured from Discreet or a Discreet Distribution Partner in accordance with this Agreement, and (b) Reseller is authorized to market and distribute to End Users only in accordance with the Product Requirements Chart and Exhibit A which corresponds to such Authorized Product(s).

1.3 “Authorized Territory” means the geographical area of the United States identified in Exhibit A within which Reseller is authorized to market and distribute Authorized Products to End Users and offer support thereto corresponding to such Product Requirements Sheets.

1.4 “Cooperative Marketing Funds” or “Co-Op” means funds provided by Discreet which are made available to Reseller for promotion of Authorized Products, under the terms of this Agreement.

1.5 “Co-Op Guide” means the document separately published by Discreet that sets forth the requirements for obtaining Co-Op.

1.6 “Desktop Video Products” means combustion or cleaner and any other Discreet products that Discreet may designate in its sole and absolute discretion during the Term.

1.7 “Discreet Direct Customer(s)” means any End User to whom Discreet sells Discreet software products directly. Discreet Direct Customers include all named accounts, Discreet e-store customers and all state, local and federal government End Users.

1.8 “Discreet Distribution Partner” means any entity currently authorized in writing by Discreet to distribute . Discreet software products to third parties other than End Users.

1.9 “Earnbacks” means credits that Reseller may be eligible to receive, under the terms of this Agreement, upon the achievement of Reseller’s Target.

1.10 “End User” means a customer of Discreet who has acquired a license for one or more Authorized Products from Reseller for the personal or business use of such customer and not for transfer or resale.

1.11 “End User License” means the then-current license agreement shipped with, or incorporated :in, or made available by download with each Authorized Product(s), which sets forth the terms and conditions under which an End User may use such product( s ).

1.12 “End User Records” means the records maintained by Reseller that show, at minimum, the name and address of each End User to whom Reseller has sold the Authorized Product(s).

1.13 “Extensions” means a license to use a modular addition to a software program incorporating corrections or enhancements under Discreet Subscription Program which supplement and enhance that software program.

1.14 “Minimum Purchase Requirement” means the minimum purchase requirements as set forth :in the Products Requirement Sheets, and/or as set periodically by Discreet :in its sole and absolute discretion.

1.15 “One Team Web” or “OTW” means the current reseller website (www.autodesk.com/otw) or any other successor site as designated by Discreet. Reseller is required to review OTW at least weekly.

1.16 “Product Requirements Chart” means Exhibit B to this Agreement which sets forth the teITllS and conditions under which Reseller is authorized to market, distribute, and support one or more Authorized Products to End Users. The Product Requirements Chart is supplemented by the detailed Product Requirements Sheets posted on OTW. Reseller may not market or distribute any Authorized Product(s) to End Users until Discreet has delivered to it a fully executed copy of this Agreement with a completed Exhibit A corresponding to such Authorized Product(s). Reseller must continuously meet the requirements set forth in the Product Requirements Chart and the corresponding Products Requirements Sheets for each Authorized Location :in which Reseller :intends to market, distribute, and support the Authorized Products. The Product Requirements Chart and each of the Products Requirements Sheets posted on OTW are hereby incorporated into and made part of this Agreement.

1.17 “Qualified Personnel” means that each full-time Reseller employee has passed the appropriate Discreet training requirements, continues to maintain the appropriate technical skill and product experience as stated in detail in the Discreet Products Requirement Sheets.

1.18 “Software Products” means 3ds max, mental ray and any other Discreet products that Discreet may designate in its sale and absolute discretion during the Term.

1.19 “Subscription(s)” means at any time during the Term of this Agreement, the current Discreet program and standard agreement setting forth the terms and conditions entitling an End User to specified product and service benefits related to Discreet software programs, over a specified period of time.

1.20 “Support Program” means the minimum End User support training, authorization and tracking requirements as set forth in Exhibit E hereto.

1.21 “Target” means the revenue targets set by Discreet based upon purchases of Authorized Products.

1.22 “Term” means the period of time beginning with the Effective Date, and shall continue in effect through midnight on January 31, 2006 when it shall then terminate, unless terminated earlier under the provisions of this Agreement.

1.23 “Updates, Bug Fixes, and Enhancements” collectively means additions or cOITections to any Authorized Product(s) which (a) Discreet designates as a modified or updated version of such Authorized Product(s), and (b) requires the End User to whom it is distributed to have previously licensed the Authorized Product(s) corresponding to such modified or upgraded version. In no event shall this include Extensions.

1.24 “Value Added Services” means the services, as defined in Section 5.1 below, that Reseller must provide to each End User in order to qualify as a Reseller.

1.25 All references in this Agreement to the “sale” of or “selling” or “purchase” of Software shall mean the sale or purchase of a license to use such software.

2. Appointment.

2.1 Non-exclusive Reseller. Discreet appoints Reseller as a non-exclusive reseller (and on occasion a non-exclusive agent) to, during the Term, market, distribute, and support only the Authorized Products identified on Exhibit A, solely to End Users within the Authorized Territory, pursuant to an End User License.

2.2 Retention of Rights by Discreet. Discreet reserves the unrestricted right (a) to market, distribute, and support any Authorized Product(s) worldwide in any location, including in the Authorized Territory, directly to End Users or through’ any other channel, including, but not limited to, original equipment manufacturers, value added resellers, distributors, online sales or retail outlets, and (b) to modify, augment, or otherwise change the methods in which Discreet markets, distributes, or supports any Authorized Product(s), without any liability to Reseller. Discreet hereby gives Reseller notice that it has reserved all Discreet Direct Customers for direct sales from Discreet or its designated agents only.

3. Restrictions.

Reseller agrees as follows:

3.1 End User License Terms. Upon request, Reseller shall make available to End Users the End User License and Subscription program terms and conditions, and advise Discreet promptly of any known breach of the terms and conditions of these agreements and support Discreet’s compliance efforts related thereto.

3.2 Not For Resale or NFR Copies of Software Products. Reseller shall not distribute, lease, loan, sublicense or otherwise provide access to a third party of any NFR copy of a Software Product that has been provided to Reseller hereunder for demonstration purposes only.

3.3 Restrictions. Reseller shall not market, distribute, or support any Authorized Product(s) to or for any third party other than an End User. Reseller expressly acknowledges and agrees that Reseller is not a Discreet Distribution Partner and further acknowledges and agrees that the distribution rights granted under Section 2 may not be construed so as to allow Reseller to market or distribute Authorized Products to any person or entity other than an End User. This restriction notwithstanding, Reseller may permit the financing of any Authorized Products by an End User through a financial institution approved by Discreet. Such financing shall be restricted to a loan arrangement or permitting an End User to enter into a buy-out lease, provided; however, such financial institution shall not be an End User and shall have no rights to such product as a licensee thereof. In any event, this consent shall not be construed to permit short-term rental of Authorized Products.

3.4 Agency Authorization. Tills Agreement allows Reseller to act as Discreet’s non-exclusive agent to assist with sales activities to Discreet Direct Customers at Discreet’s sole discretion. Unless otherwise directed by Discreet in writing, Reseller may only engage in sales related activities for Authorized Products to such Discreet Direct Customers as Discreet’s agent and may not sell Authorized Products from its commercial inventory to Discreet Direct Customers. In the event Discreet allows any Discreet Direct Customer to make periodic payments on any sale for which Reseller is eligible to receive an agency commission, any such agency commission so paid shall be made on a periodic schedule consistent with the customer’s pay schedule and only if (i) Discreet actually collects from the customer on the amount(s) due in each instance and (ii) if Reseller remains authorized at such time.

(a) KEY! or Strategic Accounts. From time to time Discreet may allow Reseller to act as its non-exclusive agent in sales to Discreet Direct KEY! or Strategic Account Customers, for the delivery and support of Discreet products for which Reseller has a current authorization. Reseller may receive a commission based on receipt and approval by Discreet of all back up documentation from Reseller, including reseller site plan, evidencing its performance of Value Added Services to the respective KEY! or Strategic Account.

(b) Government (United States). Discreet has designated DLT Solutions, Inc. (“DLT”) as its Authorized Government Sales Agent. Discreet shall provide thirty (30) days written notice to Reseller of any change in Discreet’s designated Government Sales Agent. Reseller may receive a commission on orders placed with DLT by government End Users for which Reseller has fulfilled its performance of Value Added Services to the respective government End User.

(c) Discreet Professional Services. From time to time Discreet may allow Reseller to act as its non-exclusive agent in sales of Discreet Professional services. Reseller may receive a commission on orders placed with Discreet by End Users for qualifying Discreet consulting services provided that Reseller fulfills the obligations related to the applicable Discreet Professional services agency programs. To receive a commission, Discreet may require Reseller provide supporting documentation to Discreet evidencing its performance of Value Added Services and other obligations for Discreet Professional Services End Users.

(d) Discreet Store. From time to time Discreet may allow Reseller to act as its non-exclusive agent in sales to Discreet direct online store customers, for the pre and post sale support of Discreet products in Reseller’s territory for software products which Reseller has a current authorization. Reseller may receive a commission based on receipt and approvals by Discreet of all back up documentation from Reseller evidencing its performance of Value Added Services to the respective End User.

3.5 License Acquisition Limitation. Reseller shall not purchase, license or otherwise acquire or attempt to acquire licenses for Authorized Products from (i) an End User, (ii) an agent acting on behalf of an End User, or (iii) any person or party other than Discreet or a Discreet Distribution Partner.

3.6 Unauthorized Acquisition. Reseller shall not attempt to upgrade, exchange, or otherwise procure an economic benefit from any Authorized Product(s) purchased, licensed, or otherwise acquired from (i) an End User, (ii) an agent acting on behalf of an End User, or (iii) any person or party other than Discreet or a Discreet Distribution Partner.

3.7 No Mischaracterization. Reseller shall not attempt to mischaracterize an Update, Bug Fix, Enhancement, or Extension as a stand-alone, fully paid-up license to the corresponding Authorized Product(s) for the purpose of attempting to upgrade, exchange, or otherwise procure an economic benefit from such Update, Bug Fix, Enhancement, or Extension.

3.8 Export Limitations. Reseller shall not market, distribute, or support any Authorized Product(s) (i) to any entity purporting to be an End User but which is either known to Reseller or known to Discreet and communicated to Reseller to have the intent to, or have attempted to, sublicense such Authorized Product(s) to bona fide End Users or other third parties, or (ii) to any End User or other third party who intends to export the Authorized Products, without written authorization from Discreet.

3.9 Territory Limitations. Reseller shall not attempt to, or market or distribute Authorized Product(s) other than from the Authorized Location and in the Authorized Territory as outlined in Exhibit A, unless authorized by Discreet in writing. Any advertising, including but not limited to, trade magazine and web based advertising, which will be seen by customers outside of Reseller’s Authorized Territory, must contain a disclaimer notifying such customers that Reseller may not sell to customers outside of Reseller’s Authorized Territory. Reseller shall refrain from marketing or promoting, in any manner, brokering or attempting to broker, solicit or arrange for the sale of any Discreet Product(s) other than the Authorized Product(s) for which Reseller has been approved in Exhibit A.

3.10 Remedy for Violation. In addition to all other remedies available to Discreet under law or equity or this Agreement, including termination, in the event that Reseller violates any of the provisions of this subsection 3, Reseller shall pay to Discreet, as liquidated damages and not as a penalty, an amount equal to the difference between the then-current Discreet suggested retail price and the price Reseller actually paid for the Discreet software product used, procured or distributed in contravention of this Section 3 or the sum of $500.00 for each copy of the Discreet software product used, procured or distributed in contravention of this Section 3, whichever is greater. Additionally, Reseller shall not be eligible for Co-Op for, at minimum, the remainder of the Discreet fiscal quarter in which the violation occurred (or the remainder of the Discreet fiscal quarter in which Discreet learned of such violation by Reseller) and the subsequent Discreet fiscal quarter.

3.11 Modifications to Agreement. Lastly, Discreet reserves the right, in its sole and exclusive discretion, to amend, supplement, change or discontinue any part of this Agreement, any exhibits or amendments thereto, on thirty (30)

day notice to Reseller. This notice may come in the form of an updated posting to OTW and/or notice in Discreet news.

3.12 Quote Expirations. Any customer quotes by Resellers on any sale: (a) to a Discreet Direct Customer pursuant to an agency authorization, (b) on any Discreet Subscription Program Offering, (c) any Discreet support offering, or (c) any Discreet services offering shall include an expiration date of not more than 30 days from the date of delivery by Reseller of such customer quote. If the commercial customer quote includes both software and one of the foregoing then the customer quote must have the prescribed expiry. Reseller may adopt an expiry date shorter the thirty days on any customer quote in its discretion.

4. Agency Commission Recovery. For all agency sale commissions then earned and paid in accordance with this Reseller Agreement, in the event the commissioned product or service is returned or cancelled for any reason or Discreet is unable to collect from the End User, Discreet may recover from the Reseller, by means of a deduction from future commissions, that portion of the commission attributable, on a straight-line basis, to: (a) in the case of a product or service with an expiration date, the period from the date of return or cancellation to the date on which the product or service would have expired; or (b) for a product with a perpetual license, the period from the date the product was delivered to Reseller by Discreet to the date the product was returned, assuming a useful life of twenty-four (24) months for the product. In the event such agency commission is paid to Reseller pursuant to a revenue authorization obligation, then Discreet may recover the pro rata portion of such commission which is attributable on a straight-line basis, for the period from the date of termination until the date when the revenue would have been fully recognized.

4.1 Earnback Issuance and Recovery. Earn back credits shall be issued only if Reseller is in compliance with all the terms and conditions of this Agreement. In the event that Reseller is not in such compliance at the time such Earnback credit should be issued, the credit will not be issued and Reseller will forfeit such Earn back credit. Forfeited Earn back credits are not recoverable. For any Earnbacks paid pursuant to this Agreement in the event Reseller subsequently fails to timely meet payment requirements for the order(s) supporting such Earnbacks, Discreet reserves the right to recover from Reseller any or all such Earnbacks.

5. Reseller Obligations.

Reseller agrees to perform all of the following obligations in good faith:

5.1 Value Added Services. Reseller is required to provide Value Added Services beyond mere product fulfillment to End Users. Value Added Services include, but are not limited to, (a) assessing each End User’s software needs via the telephone or in person, (b) providing product demonstrations, (c) recommending the appropriate Authorized Product( s) to an End User based upon End User’s needs and (d) offering pre and post-sales technical support. Reseller shall be required to maintain written records that demonstrate such Value Added Services were offered for each sale of Authorized Products to an End User. Discreet reserves the right to contact End Users to validate that such Value Added Services were provided and require Reseller to provide Discreet with evidence of Value Added Services, upon request.

5.2 Support. At minimum, Reseller must offer support services at the level defined by the Support Services Program and outlined in Exhibit E.

5.3 Reporting. Reseller shall provide sell through reports, forecasts, inventory reports, and personnel reports on a quarterly basis at its own expense and in the format requested by Discreet. Failure to provide any required report may be considered a breach of this Agreement by Discreet and shall constitute termination for cause.

5.4 End User Records. As between Discreet and Reseller, Discreet shall be the exclusive owner of the End User Records and it shall be treated by Reseller as Discreet’s valuable trade secret. Reseller may not use the End User Records for any reason except promotion, sale and support of the Authorized Products pursuant to this Agreement without the prior written consent of Discreet.

5.5 Opt-Out Requirement. In using End User Records for the promotion, sale and support of the Authorized Products pursuant to this Agreement, Reseller shall, at minimum, utilize the following; (i) and “unsubscribe” or

“opt-out” option on every marketing piece sent to End User regardless of form, (ii) a limitation on marketing contact with End Users to no more frequently then one time per calendar month. Additionally, Reseller shall comply with any and all federal, state, county, and local laws, statutes, ordinances, and regulations that are related to privacy, customer data and anything thereto related and shall hereby indemnify Discreet for any failure of it to do so.

5.6 Product Requirements Chart. Each Authorized Location of Reseller shall continuously comply with the specific requirements (“Product Requirements”) set forth in the Product Requirements Chart and the Product Requirement Sheets, as amended by Discreet from time to time in its sole and absolute discretion.

5.7 Minimum Purchase Requirements. Reseller agrees to satisfy all Minimum Purchase Requirements as outlined in Exhibit B and set forth in each Product Requirements Sheet listed on OTW.

5.8 Approvals. Reseller shall obtain and maintain at its own expense all approvals, consents, permissions, licenses, and other governmental or other third party approvals necessary to enable Reseller to market, distribute, and support the software products for which Reseller is authorized in accordance with this Agreement. Reseller shall comply with all applicable federal, state, county, and local laws, statutes, ordinances, and regulations that apply to the activities of Reseller including relevant privacy and piracy laws.

5.9 Marketing Activities. Reseller shall use its best efforts to actively market, promote, and distribute, at Reseller’s expense, the Authorized Products only within the Authorized Territory under the terms of this Agreement and the Product Requirement Sheets.

5.10 Updates, Bug Fixes, and Enhancements. Reseller, at its own expense, shall be responsible for distribution and support of any Updates and/or Bug Fixes to any Authorized Product(s) that Reseller has sold to an End User promptly after delivery to Reseller of such Update or Bug Fix. Discreet reserves the right to distribute Updates, Bug Fixes, and Enhancements to End Users directly or through alternative channels, including, but not limited to, electronic distribution. Reseller shall promptly notify Discreet of any defect in any Authorized Product(s) which is discovered by or reported to Reseller.

5.11 Fulfillment of Rebate Coupons. From time to time Discreet may run a promotion whereby End Users may receive a rebate offer for Authorized Products. Discreet appoints Reseller as a non-exclusive agent for the fulfillment of rebate claims (“Rebate Claims”) submitted by End Users for the various promotions (“Promotions”). Reseller shall pay to an End User who has submitted a Rebate Claim the specified dollar amount as set forth on the rebate coupon, according to the terms and conditions stated on the rebate coupon. Reseller shall only pay End User for Rebate Claims that have been received for the Promotions for which Reseller has been authorized by Discreet. Reseller shall pay a rebate to End User only if the rebate coupons have been completely filled out by the End User, if all required documentation is attached, and the Rebate Claim was postmarked or received prior to the expiration date printed on the rebate coupon, unless otherwise instructed by Discreet. After submission to Discreet of all required End User documentation by Reseller, Discreet shall credit Reseller’s account for the amount of the rebate coupon.

5.12 Reseller’s Office. Reseller has all equipment, facilities and other resources necessary to perform its obligations under this Agreement, independent of Discreet. Reseller shall maintain an office within a commercial facility that is suitable to adequately represent Authorized Products and reflect a professional image to End Users. Such office may not be a home office unless Discreet approves such office as being the equivalent to an office within a commercial facility. Reseller shall submit to Discreet photographs of Reseller’s office along with this Agreement. In the event that Reseller loses its commercial office Reseller shall have thirty (30) days in which to establish a new office as defined above. The establishment of a new office that is more than five miles from Reseller’s Authorized location is subject to written approval by Discreet.

5.13 Credit Establishment. Reseller shall provide Discreet with all reasonable financial information, including but not limited to financial statements, letter(s) of credit, credit reports, federal tax return(s) and any other documents reasonably requested by Discreet to allow Discreet to establish credit for Reseller. Reseller may not purchase direct from Discreet pursuant to this Agreement until a credit account has been established. Discreet may cancel or suspend credit to Reseller at any time, in its sole discretion.

5.14 Updated Financial Statements. Reseller shall be required to submit updated financial statements to Discreet, within five (5) business days following Discreet’s request during the term of this Agreement.

5.15 Breach of Obligations. In the event that Reseller breaches any of the terms under this Section 5, in addition to all other remedies available to Discreet at law or in equity or pursuant to this Agreement, at Discreet’s sole discretion, Discreet may terminate this Agreement.

6. Audit Rights. In addition to Discreet’s audit rights under Section 5 of this Agreement, Discreet, in its sole and absolute discretion, may conduct an audit of the financial and other records of Reseller for the purpose of validating or augmenting the Reseller reports identified in Section 5.3 above and otherwise ensuring that Reseller is complying with the terms of this Agreement. Discreet shall bear the cost of such audit, unless the audit determines that Reseller has underpaid Discreet by more than five percent (5%) for any Discreet fiscal quarter OR unless such audit reveals the Reseller is not in compliance with this Agreement. In the event of an underpayment by Reseller, Reseller shall pay to Discreet the full amount of any underpayment disclosed by such audit, plus interest at the rate of 1.5% per month or the highest rate allowed by law, whichever is lower, within five (5) days of Discreet’s notification of such underpayment as well as bearing the costs of the audit. In the event a breach of tins Agreement is discovered, Reseller shall bear the cost of the audit in addition to all other rights Discreet has under this Agreement in law or in equity.

6.1 Investigations. From time to time Discreet shall conduct investigations related to, among other things, alleged piracy and gray market sales. In the event Reseller is found to be involved in any activity Discreet investigates hereunder, in addition to all other rights and remedies available to Discreet pursuant to this Agreement, in law or in equity, Reseller shall reimburse Discreet for the costs of such investigation.

7. Support. Pursuant to the terms and conditions of this Agreement, Reseller will be granted access to all Discreet self service support tools as made available on the Reseller support portal at www.Discreet.com (or any other site as designated by Discreet.) Discreet reserves the right to distribute Updates, Bug Fixes, and Enhancements to End Users directly or through alternative channels, including, but not limited to, electronic distribution.

8. Reseller Orders, Payment Terms and Returns.

8.1 Purchase of Authorized Products. Reseller may procure Desktop Video Products from either Discreet or a Discreet Distribution Partner in accordance with this Agreement, Authorized Products Requirements Chart and Exhibit A.

8.2 Prices and Orders. The prices paid by Reseller when purchasing from Discreet shall be the prices reflected on the Reseller Price List as posted to OTW. Discreet may change prices at any time effective thirty (30) days after publication of a new Reseller Price List or other similar notice to Reseller. Purchase orders must be in writing (including facsimile, telex, telecopy or electronic communication such as email, but only if such form of electronic communication has been previously agreed to by Discreet) and must request a delivery date during the Term of this Agreement. Discreet reserves the right to accept or reject orders, in whole or in part, and shall make reasonable commercial efforts to advise Reseller promptly of any order rejected hereunder. Upon acceptance by Discreet, purchase orders shall be binding as to the products and services ordered and place of delivery, but not as to any other term appearing on such purchase order. Discreet reserves the right to reject any order or to cancel any order previously accepted if Discreet determines that Reseller is in breach under this Agreement. For the avoidance of doubt, written orders accepted and confirmed by Autodesk reflecting special price concessions, promotions or discounts to Reseller shall be deemed to be part of this Agreement.

8.3 Electronic Orders. Where such a facility is made available by Discreet in writing, Reseller may place orders for Authorized Products electronically in accordance with Discreet’s “Electronic Ordering Guidelines”. Discreet may change its Electronic Ordering Guidelines on 30 days notice to Reseller. Electronic confirmation of order receipt by Autodesk shall not constitute valid acceptance by Discreet of the order, which may be rejected in accordance the foregoing paragraph. Discreet may, at its discretion, print and store electronic orders received from Reseller in the same manner that it stores written orders. The parties agree that in the event of a dispute over an order, Discreet’s electronic order records shall be admissible before the relevant court and shall constitute evidence of the facts contained therein unless clear and convincing evidence to the contrary is adduced by the contesting party. Reseller expressly acknowledges that Discreet’s electronic ordering system may not use encryption technology, and that Reseller’s electronic orders to Discreet may not be encrypted and may be subject to interception and modification by third parties. Reseller knowingly accepts this risk, and recognizes that any electronic orders submitted to Discreet are submitted at Reseller’s sale risk and waives any right to contest the validity of electronic orders submitted to Discreet.

8.4 Taxes. As between Reseller and Discreet, Reseller shall be responsible for the collection and payment of all federal, state, county, or local taxes, fees, and other charges, including all applicable income and sales taxes, as well as all penalties and interest, with respect to the Authorized Products.

8.5 Payment. Discreet shall submit an invoice to Reseller upon shipment of an order or partial order. If Discreet elects to grant credit to Reseller, all invoiced amounts shall be due and payable net thirty(30) days from the date of invoice. If Reseller fails to pay any invoiced amounts when due, Discreet may at its sole and absolute discretion, and in addition to any other remedies available to it at law or in equity or under this Agreement, revoke or suspend Reseller’s credit still require further assurances from Reseller that such invoiced amounts shall be paid, require Reseller to prepay for all Authorized Products ordered and/or terminate this Agreement. Overdue amounts shall be subject to a late payment charge of one and one-half percent (1.5%) per month or the highest rate allowed by law, whichever is lower. Additionally, any invoice not paid by Reseller with in sixty (60) days shall, in Discreet’s sole and absolute discretion, causes Reseller to forfeit any and all Earnbacks achieved by Reseller in the previous fiscal quarter and lose eligibility for Earnbacks for the current quarter. Invoices not paid by Reseller within one-hundred and twenty (120) days shall, in Discreet’s sole and absolute discretion, cause Reseller to lose their platinum status until such time as Discreet determines Resellers’s balance is brought current and any accommodations securing the risk of additional late payments have been addressed. Additionally, Discreet may terminate this Agreement for failure to pay.

8.6 Shipment. Discreet will ship orders to the address designated in Reseller’s purchase order F.O.B. or Free Carrier Discreet’s manufacturing plant, at which time risk of loss shall pass to Reseller. All freight, insurance, customs duties, and other shipping expenses shall be paid by Reseller.

8.7 Software Product Returns. Discreet shall post any then-current software product returns policies on OTW or any Discreet site as designated by Discreet. Discreet reserves the right to change, amend or discontinue any software product returns policies on thirty (30) days notice. Notwithstanding the foregoing, at Discreet’s request, Reseller shall destroy software products for which return authorization has been received and certify to said software products complete destruction.

9. Commissions, Earnbacks and Co-Op.

9.1 Commissions. Reseller may receive a commission for various activities, provided that Reseller is authorized to sell such products and Reseller complies with all terms and conditions for receiving a commission, as set forth in the then current documentation. The commission structure is set forth in Exhibit C. Discreet reserves the right to pay no commissions, or reduced commissions, if Reseller fails to adequately perform the required sales, support and marketing activities as set forth in Exhibit C. Discreet reserves the right in its sole and absolute discretion to change the commission structure upon thirty (30) days notice. Any commission to be paid to Reseller by Discreet pursuant to this Agreement shall be credited to Reseller’s account with Discreet.

9.2 Targets and Earnbacks. In the event Reseller achieves its quarterly Target, Reseller shall be eligible to receive Earnbacks. Targets shall be assigned to Reseller by Discreet for each quarter. Target attainment shall be based upon Commercial sales by Reseller to End Users of Authorized Products and the gross sales amount of those Authorized Products sold to KEY! or Strategic Accounts and net sales amount purchased by Government sales agent. E-store sales are excluded from this program Please refer to Exhibit D for Earnback eligibility, percentages and payout information. In the event Reseller is not in compliance with any material term or condition of this Agreement or Earnback eligibility, then such Earnback eligibility may be permanently forfeited.

9.3 Co-Op. Reseller shall receive Co-Op pursuant to the Discreet Co-Op Guide which shall be distributed separately from this Agreement, but which terms are hereby incorporated by reference. The terms and conditions of Co-op eligibility shall be described in the Co-Op Guide and are subject to change at Discreet’s sale discretion. Failure to comply with the requirements of this Agreement, including the Discreet Co-op Guide, shall result in the loss or reduction of Co-Op for one or more Discreet fiscal quarters and may result in ineligibility for Co-Op program benefits.

10. Trademarks and Replication Rights.

10.1 Trademarks. During the term of this Agreement, Reseller shall have a non-exclusive, non-transferable right to indicate to the public that it is a Discreet Authorized Reseller and to advertise the Authorized Products within the United States under the trademarks and slogans adopted by Discreet from time to time (“Trademarks”). Reseller’s use of the Trademarks in any literature, promotion, or advertising shall be in accordance with Discreet guidelines for such usage. Reseller shall not contest, oppose, or challenge Discreet’s ownership of the Trademarks. All representations of Discreet Trademarks that Reseller intends to use shall be exact copies of those used by Discreet, or shall first be submitted to the appropriate Discreet personnel for approval of design, color, and other details, such approval shall not be unreasonably withheld. If any of the Discreet Trademarks are to be used in conjunction with another trademark on or in relation to the Authorized Products, then the Discreet Trademarks shall be presented equally legibly, equally prominently, but nevertheless separated from the other so that each appears to be a trademark in its own right, distinct from the other mark. All use of the Trademarks shall inure to the sale benefit of Discreet. Effective upon the termination of this Agreement, Reseller shall immediately cease all usage of Discreet Trademarks.

10.2 Limited Replication Rights. Discreet hereby grants Reseller a non-exclusive, non-transferable, royalty-free license to reproduce the demonstration version, English Language version only, of the Authorized Product (the “Demonstration Software”) provided by Discreet to Reseller for that purpose and then only in fulfillment of Reseller’s promotional activities and to distribute the Demonstration Software solely to End Users and solely in the Authorized Territory. Reseller shall in no way alter or modify any Discreet copyright, trade name, trademark symbol or notice contained in the Demonstration Software. Reseller shall submit to Discreet a copy of Reseller’s compact disk of the Demonstration Software for prompt review prior to release of the replicated Demonstration Software and shall make any corrections requested by Discreet. Reseller shall ensure that (a) each copy of the Demonstration Software reproduced and distributed by Reseller shall contain a copy of the Discreet Software License Agreement that is provided by Discreet with the Demonstration Software and (b) the Demonstration Software may not be installed onto a computer without the End User first agreeing to the Discreet Software License Agreement. Reseller shall provide to Discreet’s designated employee, whose name shall be notified to Reseller in writing by Discreet from time to time, quarterly reports specifying the number of Demonstration Software reproduced and distributed to End Users. Such reports shall be submitted to Discreet no later than 30 days after the end of each quarter. The Demonstration Software is furnished to Reseller “as is.” Neither Discreet nor its suppliers warrants the performance of the Software Program or any results which may be obtained by using the Demonstration Software.

11. Title and Proprietary Rights. The Authorized Products, Demonstration Software and other materials included in or incorporated in the Authorized Products and included on the Discreet web site (collectively the “Materials”) remain at all times the property of Discreet. Reseller acknowledges and agrees that Discreet holds the copyright to the Materials and, except as expressly provided herein, Reseller is not granted any other right or license to patents, copyrights, trade secrets, or trademarks with respect to the Materials. Reseller shall take all reasonable measures to protect Discreet’s proprietary rights in the Materials and shall not copy, use or distribute the Materials, or any derivative thereof, in any manner or for any purpose, except as expressly authorized in this Agreement. Reseller shall not disassemble, de-compile, or reverse-engineer the Materials, including any Authorized Product(s) source code, or otherwise attempt to discover any Discreet trade secret or other proprietary information, or hack, :impede, change or interfere with any Discreet website. Reseller acknowledges that Discreet has an Anti-Piracy Program and Reseller agrees to review and follow the Anti-Piracy Program guidelines as published by Discreet from time to time. Reseller shall notify Discreet promptly in writing upon its discovery of any unauthorized use of the Authorized Products or infringement of Discreet’s patent, copyright, trade secret, trademark, or other intellectual property rights. Reseller shall not distribute any Authorized Product(s) to any person or entity of Reseller is aware that such person or entity may be involved in potential unauthorized use of the Materials or other infringement of Discreet’s proprietary rights.

12. Customer Data. All customer data, including End User Records, is and shall remain the sole and exclusive property of Discreet and Reseller shall have no right, title or interest in or to such customer data. All customer data is Discreet confidential information. On occasion and at Discreet’s sole discretion, Reseller may have access to Discreet’s customer database. Reseller’s access to such database shall be limited to customers with which Reseller has a pre-existing business relationship. In the event that Reseller loses its authorization for any Authorized Educational Software Products, Discreet reserves the right to provide another Discreet Authorized Reseller with access to Discreet’s customer database for the customers to which Reseller can no longer sell such Authorized Educational Software Products. Discreet does not represent or warrant to Reseller that the information in Discreet’s customer database is current, correct or complete and Discreet shall have no liability to Reseller for any information contained in the Discreet’s customer database. Reseller will comply at all material times with all laws governing customer contact including, but not limited to, privacy laws, National “Do Not Call List” regulations and Federal and State “Spam” and fax blast rules.

13. Warranty and Limitations of Warranty. Discreet makes certain limited warranties to the End User in the End User License and disclaims all other’ warranties. RESELLER SHALL NOT MAKE ANY WARRANTY OR REPRESENTATION ACTUALLY, APPARENTLY OR OSTENSIBLY ON BEHALF OF DISCREET. EXCEPT FOR THE EXPRESS END USER WARRANTY REFERRED TO HEREIN, DISCREET MAKES NO OTHER WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE AUTHORIZED PRODUCTS. DISCREET EXPRESSLY EXCLUDES ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR NONINFRINGEMENT.

14. Security Interest. As security for Reseller’s payment of all monetary obligations to Discreet, Reseller hereby grants to Discreet a security interest in all of Reseller’s inventory purchased from Discreet (“Reseller’s Inventory”), all of Reseller’s accounts receivable evidencing any obligation to Reseller for payment for Authorized Products sold, and all proceeds of any character, whether cash or non-cash, arising :!Tom the disposition of Reseller’s Inventory and accounts. Reseller agrees to execute all documents necessary to perfect Discreet’s security interest described herein upon request by Discreet.

15. Indemnity.

15.1 Infringement Indemnity by Discreet. Discreet shall indemnify, hold harmless, and defend, at its expense, Reseller from any action brought against Reseller which alleges that any Authorized Product( s) infringes a registered United States patent, copyright, or trade secret, provided that Reseller promptly notifies Discreet in writing of any claim, gives Discreet sole control of the defense and settlement thereof, and provides all reasonable assistance in connection therewith. If the Authorized Product is finally adjudged to so infringe, Discreet, at its exclusive option, (a) shall procure for Reseller the right to continue distribution of such Authorized Product( s); (b) shall modify or replace such Authorized Product( s) with a non-infringing product; or (c) shall authorize return of the Authorized Products and terminate this Agreement. Discreet shall have no liability regarding any claim (i) arising out of the use of the Authorized Products in combination with other products, or modification of the Authorized Products, if the infringement would not have occurred but for such combination, modification, or usage, or (ii) for use of the Authorized Products which does not comply with the terms of the End User License or this Agreement. THE FOREGOING STATES RESELLER’S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND.

15.2 Indemnity by Reseller. Reseller agrees to indemnify, hold harmless and defend Discreet from any cost, loss, liability, or expense, including court costs and reasonable fees for attorneys or other professionals, arising out of or resulting from (a) any claim or demand brought against Discreet or its directors, employees, or agents by a third party arising from or in connection with any breach by Reseller of the terms of this Agreement or any End User License, (b) any action brought by an End User or Discreet Distribution Partner except as set forth in Section 15.1 above, (c) any breach by Reseller of any provision of this Agreement including, but not limited to, confidentiality and trade secrets, or (d) any negligent or willful act or omission by Reseller, Reseller’s employees, or Reseller’s sales channel including, but not limited to, any act or omission that contributes to (i) any bodily injury, sickness, disease, or death; (ii) any injury or destruction to tangible property or loss of use resulting there from; or (iii) any violation of any statute, ordinance or regulation including but not limited to privacy laws.

16. Limitation of Liability.

Discreet’s Liability. DISCREET’S ENTIRE CUMULATIVE LIABILITY ARISING OUT OF THIS AGREEMENT, INCLUDING THE ORDER OR DELIVERY OR THE NON-DELIVERY OF ANY AUTHORIZED PRODUCT(S), SHALL NOT EXCEED THE GREATER OF: (A) THE AMOUNT PAID TO DISCREET BY RESELLER IN THE SIX (6) MONTHS PRECEDING THE EVENT OR (B) $500.00. IN NO EVENT SHALL DISCREET BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, TORT, (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY, AND WHETHER OR NOT DISCREET HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FUNDAMENTAL BREACH, BREACH OF A FUNDAMENTAL TERM OR FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

17. Confidentiality.

17.1 Confidential Information. As used in this Agreement, confidential information shall mean any information ( a) designated as confidential orally or in writing by either party hereto, (b) related to any Authorized Product(s), (c) related to Discreet’s business, or (d) other information received by Reseller by virtue of Reseller’s relationship with Discreet including, but not limited to, product plans, product designs, product costs, product prices, product names, finances, marketing plans, business opportunities, Discreet customer data, personnel, research, development, customer data or know-how (“Confidential Information”).

17.2 Limitations on Disclosure and Use of Confidential Information. Each party shall exercise reasonable care to prevent the unauthorized disclosure of Confidential Information by employing no less than the same degree of care employed by such party to prevent the unauthorized disclosure of its own Confidential Information. Confidential Information disclosed under this Agreement shall only be used by the receiving party in the furtherance of this Agreement or the performance of its obligations hereunder. Neither party shall disclose the terms of this Agreement to any third party without the prior written consent of the other, except pursuant to a valid and enforceable order of a court or government agency.

17.3 Exceptions. Confidential Information does not include information which (a) is rightfully received by the receiving party from a third party without restriction or violation of confidentiality, (b) is known to or developed by the receiving party independently without use of the Confidential Information, (c) is or becomes generally known to the public by other than a breach of duty hereunder by the receiving party, OJ (d) has been approved in advance for release by written authorization of the non-disclosing party.

18. Term, Termination and Other Remedies.

18.1 Term. This Agreement, when fully executed by the parties, shall begin on the Effective Date, and shall continue in effect through midnight on January 31,2006 when it shall then terminate, unless terminated earlier under the provisions of this Agreement.

18.2 Breach of Obligations. In the event that Reseller breaches any of the terms of the Agreement, including any payment or value add service obligations, at Discreet’s sole discretion, Reseller shall not be eligible for commissions on some or all accounts for which it has provided value add services, or will receive only a proportional amount of the commission. In addition, Discreet may, in its sole and absolute discretion, terminate the Agreement.

18.3 Termination for Breach. Either party may terminate this Agreement upon thirty (30) days advance written notice to the other party breaches any term or condition of this Agreement and fails to cure such breach to the reasonable satisfaction of the non-breaching party within the thirty (30) day written notice period. Notwithstanding the foregoing, Discreet may terminate this Agreement with immediate effect for incurable material breaches, such as conviction of a crime relating to the conduct of business in relation to Discreet or Autodesk, or any other act that impairs goodwill associated with any Discreet or Autodesk mark, logo or brand.

18.4 Breach of Payment Obligations. In the event that Reseller breaches any of the terms of this Agreement, including any payment obligations, at Discreet’s sole discretion, Reseller shall not be eligible for Co-op for the remainder of the fiscal quarter in which the violation occurred (or the quarter in which Discreet discovered the violation) and the subsequent fiscal quarter. In addition, Discreet may, in its sole and absolute discretion, terminate this Agreement for failure to pay.

18.5 Termination for Insolvency. Discreet may immediately terminate this Agreement with or without notice if Reseller becomes insolvent, or the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or assignment for the benefit of creditors, if that proceeding is not dismissed with prejudice within sixty (60) days after filing. In addition to the foregoing, in the event Reseller either voluntarily files for protection against its creditors under the United States Bankruptcy Code or is the subject of an involuntary petition in bankruptcy, Reseller agrees that Discreet shall be entitled to all rights to retain the benefits of this Agreement which are set forth in 11 U.S.C. 365(n). No right granted to Discreet under 11 U.S.C. 365(n) shall be deemed to have been waived either expressly or by implication without a written agreement confirming such waiver.

18.6 Termination for Customer Dissatisfaction. In consideration for its authorization, Discreet is relying upon Reseller to behave in a professional and upstanding manner in its relationship with all End Users. Failure to attain a high level of customer satisfaction shall be considered a material breach of this Agreement, and Discreet reserves the right to terminate this Agreement in the event that Discreet receives customer dissatisfaction complaints from an End User, regarding Reseller.

18.7 Termination for Failure to Meet Minimum Purchase Requirements. Failure by Reseller to achieve the Minimum Purchase Requirements may result in the termination of this Agreement.

18.8 Breach of Other Agreements with Discreet, Discreet Distribution Partner or Autodesk. In the event Reseller has any other current agreements of any other type with Discreet or Autodesk (“Other Agreement”), the breach of any term of any such Other Agreement may, at Discreet’s option, be deemed a breach of this Agreement and shall permit Discreet to terminate this Agreement in the same manner as if a breach of the terms of this Agreement had occurred. Any alleged breach by Discreet of any Other Agreement shall not be deemed a breach of this Agreement by Discreet and shall not constitute cause for termination by Reseller or support an allegation by Reseller of damages under this Agreement.

18.9 Breach of Product Requirements Sheets, Suspension of Product Authorization and Partial Termination. Discreet, at its sole discretion, may exercise its termination rights or suspension of product authorization under this Section 18 solely with respect to the Product Requirements Chart, Authorized Locations, Authorized Territories, or Authorized Products, or with respect to any Other Agreement, which partial termination shall not affect this Agreement’s application to the remaining Product Requirements Chart, Authorized Locations, Authorized Territories, or Authorized Products, or affect any remaining part of any Other Discreet Agreement.

18.10 Effect of Termination.

(a) Monies Due and Payable. Notwithstanding any credit terms previously established with Reseller or any other provision of this Agreement, upon notice of termination of this Agreement, all monies owed by Reseller to Discreet shall become immediately due and payable. Overdue amounts shall be subject to a late payment charge of one and one-half percent (1.5%) per month, or the maximum amount allowed by law, whichever is less.

(b) Fulfillment of Reseller Orders. Upon delivery of notice of a breach or notice of termination of this Agreement, Discreet or Discreet Distribution Partners shall not be obligated to fulfill any orders received subsequent to the effective date of termination. In Discreet’s sole discretion, Discreet and Discreet Distribution Partners may continue to fulfill orders provided that Reseller (i) submits prepayments for any such order and (ii) pays all outstanding obligations to Discreet prior to any shipment by Discreet or Discreet Distribution Partners.

(c) Return or Depletion of Inventory. Subject to the limitations set forth below, upon termination, Discreet, at its sole discretion, may either (i) repurchase all or any part of Reseller’s inventory of Authorized Products at the price paid by Reseller to Discreet and/or (ii) allow Reseller to continue to distribute those Authorized Products in inventory until the inventory is depleted, subject to the terms and conditions set forth in this Agreement and whatever additional terms and conditions may be imposed by Discreet in its sole and absolute discretion. Except as expressly set forth above, under no circumstances shall Reseller be entitled to a refund for all or any portion of the Authorized Products in Reseller’s inventory.

(d) Return of Materials. Within thirty (30) days after the termination of this Agreement, Reseller, at it own expense, shall return to Discreet, all Discreet Confidential Information, data, photographs, samples, literature and sales aids, and any other property of Discreet then in Reseller’s possession and/or upon Discreet’s written request, destroy all or part of the foregoing property and certify to its complete destruction.

18.11 Attorneys’ Fees for Collections. In any action brought by Discreet to collect monies due under this Agreement, Discreet shall be entitled to recover all costs and attorneys’ fees incurred in maintaining such action.

18.12 No Termination Compensation. Except as expressly set forth herein, the parties expressly agree that no damages, indemnity or termination benefits whatsoever (including without limitation, any compensation for good will established by Reseller during the term of this Agreement or for any lost profits or expenses of Reseller) shall be due or payable to Reseller by reason of any termination of this Agreement in accordance with its terms, and Reseller expressly waives the application of any statute, law or custom to the contrary.

18.13 Other Remedies. In addition to the right to terminate this Agreement, Discreet reserves all rights and remedies available to Discreet under law or equity, including the right to seek damages and injunctive relief for breach or threatened breach of this Agreement by Reseller.

18.14 Reapplication Post Termination. In the event this Agreement is terminated or Reseller loses one or more product authorizations for any reason, Reseller may not reapply for any Discreet Authorized Reseller program, including any then existing Reseller program, for a minimum of six (6) months after the effective date of the termination. Nothing herein shall require Discreet to consider Reseller for any Discreet Authorized Reseller program.

18.15 Surviving Provisions. The terms and conditions, which by their nature should survive, shall survive and continue after termination of this Agreement.

19. General Provisions.

19.1 Assignment. Reseller acknowledges that Discreet is relying upon Reseller’s reputation, business standing, and goodwill under Reseller’s present ownership in entering into this Agreement. Accordingly, Reseller agrees that its rights and obligations under this Agreement may not be transferred or assigned and its duties may not be delegated directly or indirectly without the prior written consent of Discreet, exercisable in its sole and absolute discretion. Reseller shall notify Discreet promptly in writing of any change of ownership of Reseller or of any sale of all or substantially all of Reseller’s assets. Reseller also shall promptly notify Discreet if it forms a subsidiary or an affiliate entity in connection with Discreet’s business, or changes it legal or operating name. Reseller acknowledges that any change of ownership, sale of all or substantially all of Reseller’s assets, or attempted assignment by Reseller of this Agreement, or any part thereof, without Discreet’s prior written consent may result in immediate termination of this Agreement by Discreet. Discreet may assign or otherwise transfer its rights and obligations to successors-in-interest (whether by purchase of stock or assets, merger, operation of law, or otherwise) of that portion of its business related to the subject matter hereof. Subject to the restrictions set forth ill this Section 19.1, all of the terms and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto.

19.2 Dispute Resolution.

(a) The parties will attempt m good faith to promptly resolve any controversy or claim arising out of or relating to this Agreement through negotiations between the parties before resorting to other remedies available to them. Any such dispute shall be referred to appropriate senior executives of each party who shall have the authority to resolve the matter. If the senior executives are unable to resolve the dispute, the parties may by agreement refer the matter to an appropriate forum of alternative dispute resolution ranging from mediation to arbitration. If the parties cannot resolve the matter or if they cannot agree upon an alternative form of dispute resolution, then either party may pursue resolution of the matter through litigation pursuant to section 19.3 herein.

(b) The forgoing shall not apply to a dispute or controversy involving either party’s Confidential Information or intellectual property. In the event of such a dispute or controversy, either may immediately seek any legal and/or equitable remedies it deems necessary.

19.3 Venue/Choice of Law. This Agreement shall be construed in accordance with the laws of the State of California (excluding rules regarding conflicts of law) and the United States of America. The parties hereby submit to the exclusive personal jurisdiction of and venue in the Superior Court of the State of California, County of Marin or County of Santa Clara, and the United States District Court for the Northern District of California in San Francisco.

19.4 Publicity. Reseller may not issue any press release or any other public announcement regarding this Agreement or any aspect of its relationship with Discreet without the prior written consent of Discreet, which may be withheld in its sole discretion. Additionally, Reseller is prohibited from utilizing the Autodesk stock ticker (“ADSK”) in any public release unless such release is a joint release with Discreet or Discreet otherwise permits same for a single release in writing.

19.5 Notices. Any notices required under the terms of this Agreement will be given in writing either (a) to the persons at the addresses set forth below, or to such other address as either party may substitute by written notice to the other m the manner contemplated herein, and will be deemed served when received by Discreet from Reseller or when sent to Reseller by Discreet, or (b) by facsimile, and will be deemed served when received by Discreet from Reseller or when sent to Reseller by Discreet.

If to Discreet:

Discreet, a division of Autodesk, Inc. III McInnis Parkway

San Rafael, California 94903

Attn: Anne Marie Riedel Facsimile: (415) 507-6375

If to Reseller, to the address and facsimile number identified on the first page of this Agreement. Additionally, Discreet may notify Reseller of any changes by posting such changes to OTW.

19.6 Independent Contractors. In performing their respective duties under this Agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will ill any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither of the parties will hold itself out m any manner that would be contrary to the provisions of this Section 19.6.

19.7 Entire Agreement. This document, together with its exhibits Product Requirement Sheets posted to OTW and Discreet Reseller Programs Guide, as designated by Discreet, contains the entire agreement and understanding between Reseller and Discreet concerning the subject matter of this Agreement including, but not limited to, its duration and manner of expiration, termination, and Discreet’s sole and absolute discretion in determining to offer, or accept any extension of this Agreement. This document supersedes all prior communications, discussions, negotiations, proposed agreements and all other agreements, whether written or oral, excepting solely all prior confidentiality and nondisclosure agreements to the extent they are not expressly superseded by this Agreement. Discreet has not made and Reseller has not relied upon any representations not expressly set forth in this document in making this Agreement. This Agreement may be amended or interpreted only by a writing signed both by authorized individuals for Discreet and Reseller. It is the express intent of the parties that this Agreement and any amendment thereto shall be interpreted solely by reference to their written terms. Any handwritten or typed changes to this Agreement must be initialed by both parties in order to become effective.

19.8 Severability. In the event that it is determined by a court of competent jurisdiction as a part of a [mal non-appealable judgment that any provision of this Agreement or part thereof is invalid, illegal, or otherwise unenforceable, such provision will be enforced or reformed as nearly as possible in accordance with the stated intention of the parties, while the remainder of this Agreement will remain in full force and effect.

19.9 Construction. This Agreement has been negotiated by the parties and their respective counsel. This Agreement will be interpreted in accordance with its terms and without any strict construction against either party. Ambiguity will not be interpreted against the drafting party.

19.10 Counterparts. This Agreement may be executed in separate counterparts and shall become effective when the separate counterparts have been exchanged between the parties.

19.11 Force Majeure. Except for the failure to make payments, neither party will be liable for any loss, damage or penalty resulting from delays or failures in performance resulting from acts of God, supplier delay or other causes beyond the non-performing party’s reasonable control and not caused by the negligence of the non-performing party, provided that the nonperforming party promptly notifies the other party of the delay and the cause thereof and promptly resumes performance as soon as it is possible to do so.

19.12 Waiver. The waiver of any breach or default will not constitute a waiver of any other right in this Agreement or any subsequent breach or default. No waiver shall be effective unless in writing and signed by an authorized representative of the party to be bound. Failure to pursue, or delay in pursuing, any remedy for a breach shall not constitute a waiver of such breach.

The undersigned are duly authorized to execute this Agreement on behalf of their respective parties.

DISCREET
A division of Autodesk, Inc.	RESELLER

By:	By:	/s/ Donald R. Walsh
Dennis M. Phinney		Donald R. “Scotty” Walsh
Printed Name		Printed Name

Discreet Channel Manager, Americas		Chief Executive Officer
Title		Title

Jan. 18, 2005
Date		Title

EXHIBIT A

RESELLER’S AUTHORIZED LOCATIONS AND AUTHORIZED TERRITORIES

SOFTWARE PROJECTS

Discreet authorizes Reseller to market and distribute the Authorized Products only from the Authorized Locations and only in the Authorized Territory(ies) identified below:

I agree that these are the authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:	/s/ Donald R. Walsh	Printed Name:	Donald R. Walsh	Date:	Jan. 18, 2005

* * * BELOW TO BE FILLED IN BY AUTODESK ONLY * * *

Authorized Location(s)	Authorized Territory
Avatech Solutions Subsidiary, Inc.	IA, IL, MI, NE
11422 Miracle Hills Drive
Omaha NE 68154
402-451-6669

Avatech Solutions Subsidiary, Inc.	DC, DE, MD, VA
10715 Red Run Blvd, Suite 101
Owings Mills MD 21117
410-581-8080

Avatech Solutions Subsidiary, Inc.	VA
5656 Shell Road
Virginia Beach VA 23455
757-460-8100

EXHIBIT B

FY06 U.S. DISCREET PLATINUM AUTHORIZED PRODUCTS REQUIREMENTS CHART

Product Requirement Authorization	Products	HQ Personnel / Facilities	HQ Revenue Minimums	Training and/or Testing	Sales Territory	Satellite Office Requirements
Software	3ds max mental ray	1 Qualified Salesperson	$50,000 rolling 2 qtr for yearly total of $100,000	Mandatory Sales, Technical and AE demo training as required AND pass Sales Competency Exams or other associated Exams	Territory assigned by region	Same as HQ except for Revenue Minimums: $25,000 rolling 2 qtr for yearly total of $50,000 per satellite office
Desktop Video	combustion cleaner	N/A	N/A	N/A	United States	N/A

These authorization requirements may be modified at any time by Discreet. In the event Discreet modifies such authorization requirements, Discreet will forward a revised Products Requirements chart(s) to DAR.

EXHIBIT C

COMMISSION STRUCTURE

1.	KEY! or Strategic Accounts

1.1	Eligibility. In order to be eligible to receive commissions on Discreet’s sales to Discreet KEY! or Strategic Account customers, Resellers shall be required to complete activities including, but not limited to, pre-sales work, order fulfillment, post-sales support, marketing, demonstrations, and the general promotion of the Authorized Products. Reseller must be named by a KEY! or Strategic Account customer as the designated Reseller for such account.

1.2	Commissions

Authorized Product	Commission
Software	15%
Desktop Video	15%
Subscription	18%
Onsite Training	15%
Direct Support	10%
Professional Services	15%

2.	Government Customers

2.1	Eligibility. In order to be eligible to receive commissions on Discreet’s sales to Discreet government direct customers, Resellers shall be required to complete activities including, but not limited to, pre-sales work, order fulfillment, post-sales support, marketing, demonstrations, and the general promotion of the Authorized Products. All government orders shall be processed through DLT Solutions, Inc.

2.2	Commissions

Authorized Product	Commission
Software	18%
Desktop Video	18%
Subscription	18%
Onsite Training	15%
Direct Support	10%
Professional Services	15%

3.	Discreet Store

3.1	Eligibility. In order to be eligible to receive commission for sales on Discreet’s Store, Reseller must hold a current authorization for the product sold, the customer’s ship to address must be within Reseller’s Authorized Territory, must be named on the sale and provide the appropriate post-sales support.

3.2	Commissions

Authorized Product	Commission
Software	10%
Direct Support	10%
Desktop Video	0%

EXHIBIT D

EARNBACK STRUCTURE

Quarterly Target Attainment	Earnback Percentage
100%	4% of the quarterly purchases of all Authorized Products purchased by Reseller direct from Discreet.

Earnback credits for Reseller will be posted to a Reseller’s account following the close of each quarter. Earnback credits shall be issued ONLY IF Reseller is timely on its payment obligations to Discreet. In the event that Reseller is in arrears on any payment obligation at the time such earnback credit should be issued, the credit will not be issued and Reseller will forfeit that Earnback credit. Forfeited Earnback credits are not recoverable.

Target attainment shall be based upon all sales by Reseller to End Users of Authorized Products acquired directly from Discreet by Reseller, and the gross sales amount of those Authorized Products sold to KEY! or Strategic Accounts and Earnbacks will be paid on commercial business purchased directly from Discreet.

Discreet Store sales are excluded from this program.

EXHIBIT E

SUPPORT PROGRAM REQUIREMENTS

1. Support Program Minimum Requirements

•	Multi-line phone system with voicemail or other recording device for messages after-hours

•	Support lab with systems capable of running all Authorized Products

•	Technician accreditation for all technicians (Discreet administered examination(s) when and if available)

•	Call tracking system for monthly reporting purposes

•	One full-time support person

•	End User query response time within four hours of receipt

•	Best efforts to resolve End User issues within seventy-two hours of initial receipt

•	Full Internet access, email and workstation dedicated solely to support

2. Reporting Requirements. DAR will provide the following reports to Discreet upon request.

(a) Customer Information. All calls received will be entered into a database that contains the standard fields shown below.

• Name	• Country
• Company	• Telephone number (including area code)
• Address 1	• Products
• Address 2	• Version
• City	• Products Serial number
• State	• Date entered into system
• Zip/Postal Code	• Questions and Answers

(b) Reseller Performance. Performance Reports utilizing data from the telephone system to reflect the following elements:

•	Average and longest call wait time

•	% calls abandoned

•	Average and longest wait before abandonment

•	Average call duration

3. End User Support Program Satisfaction Surveys.

Discreet reserves the right, in its sole and exclusive discretion, to perform periodic End User satisfaction surveys regarding Reseller’s Support Program. In the event that one or more End Users serviced by Reseller pursuant to a Support Program as described herein registers dissatisfaction, Reseller will be placed on probation and given ninety (90) days to improve its Support Program to a satisfactory level or access to the Support Program will be terminated. Accordingly, Reseller’s Product Authorization(s) will be at risk of termination.

4. Benefits of Support Program Authorization.

Escalation Support to be provided to Reseller by Discreet. Before escalation, Reseller should have made best efforts to research the calls, using any knowledge base, and documentation made available to it by Discreet. The method of obtaining support (e.g. electronic or phone) can be specified by Discreet.